UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tané T. Tyler, Esq.

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: January 1, 2011 – November 30, 2011

Item 1.	Reports to Stockholders.

COHEN & STEERS
Global Realty Majors ETF

An ALPS Advisors, Inc. Solution

ALPS ETF Trust ANNUAL REPORT

November 30, 2011

Dear Shareholders:

When ALPS launched its ETF(1) Trust in 2008 our goal was to bring innovative solutions to the ETF industry that provide investors with access to a unique market segment or strategy. Our first portfolio – the Cohen & Steers Global Realty Majors ETF (“GRI”) – is one of the first ETFs to provide investors with access to a diversified portfolio of global real estate securities. US real estate, while already a mainstream asset class, only covers 1/3 of the global real estate universe. Furthermore, development of Real Estate Investment Trusts (“REITs”) in the global market continues to be strong as foreign countries seek to securitize their private real estate holdings. As a result, real estate fund that is global in scope can provide investors with a wider range of opportunities than a purely domestic fund while preserving the diversification and income benefits of US REITs.

By partnering with Cohen & Steers, we have secured a best in breed real estate manager with a great track record and reputation. Furthermore, the transparency(2), low cost and tax efficiency of the ETF structure provides access to global real estate in a very efficient manner. We believe access to global real estate, the benefits of the ETF structure, and the expertise of Cohen & Steers make for a powerful investment combination that will allow investors to build better portfolios.

In the pages that follow our Fund managers have provided a performance overview.

We thank you for your investment and for being a GRI shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc.

(1)	Exchange Traded Fund (“ETF”).
(2)	ETFs are considered transparent because their portfolio holdings are disclosed daily.

Ordinary brokerage commissions apply.

FUND DESCRIPTION

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance (before the Fund’s fees and expenses) of an equity index called the Cohen & Steers Global Realty Majors Index (the “Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “GRI.” The Fund will normally invest substantially all of its assets in the 75 stocks that comprise the Cohen & Steers Global Realty Majors Index. The Fund began trading on May 9, 2008.

The Index is a free-float, market-cap-weighted total return index of selected real estate equity securities maintained by Cohen & Steers. It is quoted intraday on a realtime basis by the Chicago Mercantile Exchange under the symbol GRM. The Index’s free-float market capitalization approach and qualitative screening process emphasize companies that the Cohen & Steers Index Committee believes are leading the securitization of real estate globally.

PERFORMANCE OVERVIEW

Global real estate securities suffered through a volatile year that plagued many risky assets, particularly securities with smaller capitalizations or those domiciled overseas. After a roller-coaster ride, global real estate securities lost 5.53% for the 11-month period ended November 30, 2011. Worries about fiscal contagion in Europe and a hiccup in the US recovery impacted all equities, including global real estate securities. US real estate securities lead the way, rising 3.7%. Both the European and Asian property sectors lost value, with Europe losing 8.5% and Asia falling 18.0%.

Overall results for the US property sector were mixed, as increasing economic uncertainty and more conservative expectations for future growth weighed heavily on the more cyclical sectors of the market. Shopping centers underperformed on fears of slow income growth and the Industrial sector was negatively impacted by ProLogis, whose European business unit continued to suffer. The Regional Mall sector declined in value as well but was insulated somewhat by its concentration in higher quality locations. The more defensive Self-Storage sector was the leader in the group and benefited from peak level occupancies and the pricing power to raise rents for existing tenants.

The European real estate market was plagued by continued uncertainty surrounding the sovereign debt crisis and the fate of the Euro. Despite the installation of new fiscal-minded governments in Italy and Greece, rapid economic deceleration across the continent put additional strain on government budgets. The United Kingdom was one of the more resilient markets (-2.5%) as investors focused on London’s prime office and retail locations. French real estate securities lost 8.9% of their value and reflected the rise in yields on French sovereign debt and its increased vulnerability to deteriorating capital markets. The Netherlands property market suffered the greatest losses (-24.6%) due to the pan-European exposure of its companies.

The Asian property market saw steep declines in 2011 amid fears of recession and high inflation. The Australian sector was the only region to show positive results, rising 0.9% for the 11-month period. Australia benefited from the Reserve Bank of Australia’s rate cut after a long period of stable monetary policy. The remaining real estate markets suffered, with Japan faring next best (-17.8%). Slowing exports to

Europe and China, sluggish domestic growth and rising vacancies in Tokyo all contributed to declines in the Japanese property market. Weak residential demand hurt property developers in Singapore (-21.5%). In addition, lower 2012 growth expectations impacted many of the export-sensitive sectors. Hong Kong was the worst performing property sector (-27.8%) and real estate securities were plagued by a deceleration in rent growth and weak demand.

For the eleven months ended November 30, 2011 the Fund’s market price decreased 4.37% and the Fund’s net asset value (“NAV”) decreased 5.53%. Over the same time period the Fund’s benchmark decreased 6.70%.

Performance as of November 30, 2011

	5 Month	YTD	1 Year	3 Year	Since Inception Annualized*
Fund Performance
NAV	-11.33%	-5.53%	0.34%	17.83%	-7.16%
Market Price**	-10.54%	-4.37%	1.59%	18.58%	-6.74%
Index Performance
Cohen & Steers Global Realty	-11.19%	-4.85%	1.16%	18.96%	-6.32%
Majors Portfolio Index
FTSE EPRA/NAREIT Developed	-12.04%	-6.70%	-0.81%	19.42%	-6.34%
Real Estate Index
S&P 500 Total Return Index	-4.67%	1.08%	7.83%	14.13%	-1.34%

Total Expense Ratio (per the current prospectus) 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	Fund Inception 5/7/08.
**	Market Price is the price at which a share can currently be traded in the market.

Cohen & Steers Global Realty Majors® Portfolio Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500 Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

TOP 10 HOLDINGS (as a % of Net Assets)* as of November 30, 2011

Simon Property Group, Inc.	4.02%
Mitsubishi Estate Co., Ltd.	3.87
Public Storage	3.75
Sun Hung Kai Properties, Ltd.	3.61
Westfield Group	3.58
Unibail-Rodamco	3.42
Equity Residential	3.29

HCP, Inc.	3.16%
Ventas, Inc.	3.05
Boston Properties, Inc.	2.82
Percent of Net Assets in Top Ten Holdings:	34.57%
* Future holdings are subject to change.

GEOGRAPHIC BREAKDOWN**

United States	48.42%
Hong Kong	12.54
Australia	9.86
Japan	9.19
Great Britain	5.88
France	5.32
Singapore	3.66

Canada	2.16%
Netherlands	1.07
Brazil	0.87
Switzerland	0.60
Sweden	0.43
** % of Total Investments

GROWTH OF $10K as of November 30, 2011

Comparison of Change in Value of $10,000 Investment in Cohen & Steers Global Realty Majors ETF and Cohen & Steers Global Realty Majors Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at July 1, 2011, and held through the period ended November 30, 2011.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 7/01/11	Ending Account Value 11/30/11	Expense Ratio	Expenses Paid During the Period(a) 7/01/11-11/30/11
Actual	$1,000.00	$886.70	0.55%	$2.17	(a)
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80	(b)

(a)

Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30. Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (153), then divided by 365.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Majors ETF, one of the funds constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2011, and the related statements of operations for the period ended November 30, 2011 and the year ended December 31, 2010, the statement of changes in net assets for the period ended November 30, 2011 and each of the two years in the period ended December 31, 2010, and the financial highlights for the period ended November 30, 2011, each of the two years in the period ended December 31, 2010, and the period May 7, 2008 (inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF of the ALPS ETF Trust as of November 30, 2011, the results of its operations for the period ended November 30, 2011 and the year ended December 31, 2010, the changes in its net assets for the period ended November 30, 2011 and each of the two years in the period ended December 31, 2010, and the financial highlights for the period ended November 30, 2011, each of the two years in the period ended December 31, 2010, and the period May 7, 2008 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2012

Security Description	Shares	Value

COMMON STOCKS (99.63%)

Australia (9.82%)
CFS Retail Property Trust	237,919	$449,722
Dexus Property Group	490,310	435,697
Goodman Group	666,909	407,644
GPT Group	173,381	559,279
Mirvac Group	346,054	451,487
Stockland Trust Group	241,459	840,893
Westfield Group	214,546	1,807,306

		4,952,028

Brazil (0.87%)
BR Malls Participacoes SA	43,000	436,859

Canada (2.15%)
Boardwalk Real Estate Investment Trust	3,969	202,871
Dundee Real Estate Investment Trust	6,225	200,143
RioCan Real Estate Investment Trust	27,231	683,219

		1,086,233

France (5.30%)
Fonciere des Regions	3,956	262,781
Gecina SA	2,647	228,298
ICADE	2,317	184,990
Klepierre	9,433	273,139
Unibail-Rodamco	9,252	1,721,846

		2,671,054

Hong Kong (12.49%)
China Overseas Land & Investment, Ltd.	388,000	643,714
China Resources Land, Ltd.	204,500	299,826
Hang Lung Properties, Ltd.	203,000	595,254
Henderson Land Development Co., Ltd.	94,000	450,929
Hongkong Land Holdings, Ltd.	118,000	533,360
The Link Real Estate Investment Trust	228,000	807,845
Sino Land Co., Ltd.	348,000	423,392
Sun Hung Kai Properties, Ltd.	152,000	1,821,928
The Wharf Holdings, Ltd.	153,700	722,492

		6,298,740

Security Description	Shares	Value

Japan (9.16%)
Mitsubishi Estate Co., Ltd.	120,000	$1,950,792
Mitsui Fudosan Co., Ltd.	84,000	1,317,944
Nippon Building Fund, Inc.	55	503,027
Sumitomo Realty & Development Co., Ltd.	44,000	845,086

		4,616,849

Netherlands (1.07%)
Corio N.V.	9,351	415,714
Eurocommercial Properties N.V.	3,618	122,149

		537,863

Singapore (3.64%)
Ascendas Real Estate Investment Trust	172,066	273,963
CapitaLand, Ltd.	262,000	515,309
CapitaMall Trust	265,347	361,390
City Developments, Ltd.	47,000	355,824
Global Logistic Properties, Ltd.*	232,000	329,553

		1,836,039

Sweden (0.43%)
Castellum AB	17,428	218,241

Switzerland (0.61%)
PSP Swiss Property AG*	3,522	305,899

United Kingdom (5.85%)
British Land Co., Plc	89,899	700,320
Capital Shopping Centres Group Plc	60,684	306,470
Derwent London Plc	8,275	208,239
Great Portland Estates Plc	31,768	176,126
Hammerson Plc	72,362	445,114
Land Securities Group Plc	78,513	848,343
Segro Plc	75,354	267,018

		2,951,630

United States (48.24%)
Alexandria Real Estate Equities, Inc.	6,278	411,586
American Campus Communities, Inc.	7,045	277,150
AvalonBay Communities, Inc.	9,529	1,189,696
Boston Properties, Inc.	14,885	1,419,731
BRE Properties, Inc.	7,573	368,502
Brookfield Office Properties, Inc.	21,906	322,675

Security Description	Shares	Value

United States (continued)
Camden Property Trust	7,212	$416,349
Corporate Office Properties Trust	7,286	151,913
Digital Realty Trust, Inc.	10,069	639,382
Douglas Emmett, Inc.	12,931	232,499
Duke Realty Corp.	25,677	297,853
Equity Residential	30,041	1,657,963
Essex Property Trust, Inc.	3,312	439,999
Federal Realty Investment Trust	6,364	562,769
General Growth Properties, Inc.	61,715	868,947
HCP, Inc.	41,269	1,595,047
Health Care REIT, Inc.	19,094	957,946
Host Hotels & Resorts, Inc.	71,549	1,012,418
Kimco Realty Corp.	41,237	650,307
Liberty Property Trust	11,713	349,165
The Macerich Co.	13,366	669,637
ProLogis	46,508	1,293,853
Public Storage	14,353	1,893,161
Regency Centers Corp.	9,137	339,531
Simon Property Group, Inc.	16,308	2,027,737
SL Green Realty Corp.	8,660	570,174
UDR, Inc.	22,198	521,653
Ventas, Inc.	29,173	1,539,167
Vornado Realty Trust	18,687	1,391,247
Weingarten Realty Investors	12,272	253,908

		24,321,965

TOTAL COMMON STOCKS (Cost $50,622,454)		50,233,400

TOTAL INVESTMENTS (99.63%) (Cost $50,622,454)		50,233,400

NET OTHER ASSETS AND LIABILITIES (0.37%)		184,620

NET ASSETS (100.00%)		$50,418,020

* Non-income producing security.

Common Abbreviations:

AB -	Aktiebolag is the Swedish equivalent of the term corporation.

AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

Ltd. -	Limited.

N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Plc -	Public Limited Co.

REIT -	Real Estate Investment Trust.

SA -	Generally designated corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

ASSETS:
Investments, at value	$50,233,400
Cash	112,895
Foreign currency, at value (Cost $12,703)	12,801
Receivable for investments sold	246
Foreign tax reclaims	7,350
Interest and dividends receivable	74,540
Total Assets	50,441,232

LIABILITIES:
Payable for investments purchased	422
Payable to advisor	22,790
Total Liabilities	23,212
NET ASSETS	$50,418,020

NET ASSETS CONSIST OF:
Paid-in capital	$54,842,555
Overdistributed net investment income	(728,017)
Accumulated net realized loss on investments and foreign currency transactions	(3,307,003)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(389,515)
NET ASSETS	$50,418,020

INVESTMENTS, AT COST	$50,622,454

PRICING OF SHARES
Net Assets	$50,418,020
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,550,000
Net Asset Value, offering and redemption price per share	$32.53

	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends(b)	$1,697,951	$1,244,995
Total Investment Income	1,697,951	1,244,995

EXPENSES:
Investment advisory fee	261,699	140,275
Total Net Expenses	261,699	140,275
NET INVESTMENT INCOME	1,436,252	1,104,720

Net realized gain/(loss) on investments	777,361	(962,358)
Net realized gain/(loss) on foreign currency transactions	(5,226)	729
Net change in unrealized appreciation/(depreciation) on investments	(5,846,321)	5,068,972
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,971)	1,768
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(5,076,157)	4,109,111
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,639,905)	$5,213,831

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Net of foreign withholding tax of $77,454 and $33,498, respectively.

	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
OPERATIONS:

Net investment income	$1,436,252	$1,104,720	$212,230
Net realized gain/(loss) on investments and foreign currency transactions	772,135	(961,629)	(1,175,772)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(5,848,292)	5,070,740	2,832,094
Net increase/(decrease) in net assets resulting from operations	(3,639,905)	5,213,831	1,868,552

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,593,186)	(1,865,795)	(504,174)
Total distributions	(1,593,186)	(1,865,795)	(504,174)

SHARE TRANSACTIONS:

Proceeds from sale of shares	19,906,094	26,743,914	6,176,164
Cost of shares redeemed	(6,881,318)	(68,866)	–
Net increase from share transactions	13,024,776	26,675,048	6,176,164
Net increase in net assets	7,791,685	30,023,084	7,540,542

NET ASSETS:
Beginning of year	42,626,335	12,603,251	5,062,709
End of period*	$50,418,020	$42,626,335	$12,603,251

*Including overdistributed net investment income of:	$(728,017)	$(1,044,296)	$(294,951)

Other Information:
SHARE TRANSACTIONS:
Beginning shares	1,200,000	402,000	202,000
Shares sold	550,000	800,000	200,000
Shares redeemed	(200,000)	(2,000)	–
Shares outstanding, end of period	1,550,000	1,200,000	402,000

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

Intentionally Left Blank

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS:
From net investment income
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver
Operating expenses including reimbursement/waiver
Operating expenses excluding reimbursement/waiver
PORTFOLIO TURNOVER RATE(e)

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period May 7, 2008 (Inception) through December 31, 2008
$35.52		$31.35	$25.06	$50.00

0.97	(b)	1.43 (b)	0.98	0.47
(2.87)		4.68	7.00	(24.92)
(1.90)		6.11	7.98	(24.45)

(1.09)		(1.94)	(1.69)	(0.49)
(1.09)		(1.94)	(1.69)	(0.49)
(2.99)		4.17	6.29	(24.94)
$32.53		$35.52	$31.35	$25.06

(5.53)%		19.91%	32.51%	(48.90)%

$50,418		$42,626	$12,603	$5,063

3.02	%(d)	4.33%	3.24%	3.49	%(d)
0.55	%(d)	0.55%	0.55%	0.55	%(d)
0.55	%(d)	0.55%	0.55%	0.55	%(d)
15%		14%	18%	18%

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2011, the Trust consists of seven separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”), which commenced operations on May 7, 2008. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Cohen & Steers Global Realty Majors Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Foreign Currency Translation and Foreign Investments

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Amounts related to the purchases and sales of securities and investment income are translated into U.S.

dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended November 30, 2011, permanent book and tax differences resulting primarily from differing treatment of foreign currency and in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized loss	Paid-in Capital
$473,213	$(1,697,434)	$1,224,221

Net investment income and net realized (loss), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At November 30, 2011, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Year of Expiration
2016	2017	2018	Total
$176,692	$809,982	$187,815	$1,174,489

At November 30, 2011, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

ST	LT
$328,726	$500,425

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	For the Period Ended November 30, 2011	For the Year Ended December 31, 2010
Distributions paid from:
Ordinary income	$ 1,593,186	$ 1,865,795
Total	$ 1,593,186	$ 1,865,795

As of November 30, 2011, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$145,438
Accumulated net realized loss on investments and foreign currency transactions	(2,003,640)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(2,566,425)
Other Cumulative Effect of Timing Differences	92
Total	$(4,424,535)

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2008 through November 30, 2011, the Fund’s returns are still open to examination by the appropriate taxing authority.

G. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$50,233,400	$–	$–	$50,233,400
TOTAL	$50,233,400	$–	$–	$50,233,400

* For a detailed geographical breakdown, see the accompanying Schedule of Investments.

For the period ended November 30, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND

  OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser, the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

Prior to June 30, 2011 Mellon Capital Management Corporation acted as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser. According to this agreement, the Investment Adviser paid the sub-adviser on a monthly basis, an annual rate of 0.10% of the Fund’s average daily net assets subject to an annual minimum of $125,000. Effective July 1, 2011, the sub-advisory agreement was terminated and all responsibilities were assumed by the Investment Adviser.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any subadviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$10,773,078	$7,832,726

For the period ended November 30, 2011, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$14,925,064	$4,808,797

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

As of November 30, 2011, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross Appreciation (excess of value over tax cost)	$2,737,032
Gross Depreciation (excess of tax cost over value)	(5,302,996)
Gross Depreciation of foreign currency and other derivatives	(461)
Net unrealized depreciation	$(2,566,425)

Cost of investment for income tax purposes	$52,799,364

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866- 513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

Shareholder Meeting

A Special Meeting of the Shareholders was held on October 14, 2011 for the purpose of voting on a proposal to approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. The proposal passed and the results are noted below.

Proposal 1: To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc.:

Number of Votes
Record Date Votes	Affirmative	Against	Abstain	Uninstructed
922,428.975	786,612.124	15,975.000	18,032.851	101,809.000

Percentages of Total Outstanding				Percentages of Voted
Affirmative	Against	Abstain	Uninstructed	Affirmative	Against	Abstain	Uninstructed
49.163%	0.998%	1.128%	6.363%	85.276%	1.732%	1.955%	11.037%

INDEPENDENT TRUSTEES

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Com- plex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 71	Trustee	Since March 2008	Ms. Anstine was President/ Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	21	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (17 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 35	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of Financial Investors Trust (17 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

INDEPENDENT TRUSTEES Continued

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Com- plex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 59	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for-profit organization), 2004 – present.

				7	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

INTERESTED TRUSTEE***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Com- plex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 45	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				12	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

OFFICERS

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 35	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund.

Kimberly R. Storms, age 39	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 59	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 47	Secretary	Since December 2008

Ms.Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms.Tyler joined ALPS in 2004. She served as Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

OFFICERS Continued

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Monette R. Nickels, age 40	Tax Officer	Since December 2009

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Financial Investors Variable Insurance Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Investment Advisory Agreement

At an in-person meeting held on July 26, 2011, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated a proposal to approve a new Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Investment Adviser”) with respect to Cohen & Steers Global Realty Majors ETF (the “Fund”).

Consideration by the Board of this new Advisory Agreement was necessary because ALPS Holdings, Inc. (“ALPS Holdings”), parent company to the Investment Adviser, had agreed to be acquired by DST Systems, Inc. (“DST”) (the “Transaction”). Because ALPS Holdings would be acquired by DST, the Investment Adviser would thereby undergo a change in control, which would be deemed to be an “assignment” of the existing investment advisory agreement under the 1940 Act. As required by the 1940 Act, the existing investment advisory agreement provided for its automatic termination in the event of an assignment, and would therefore terminate upon the closing of the Transaction. In order for the Investment Adviser to continue as the Fund’s investment adviser, the Board and the Fund’s shareholders would have to approve a new Advisory Agreement with the Investment Adviser, which would take effect upon the closing of the Transaction.

In evaluating the new Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered. The Board considered whether the new Advisory Agreement would be in the best interests of the Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund under the unitary fee arrangement of the Advisory Agreement; (iv) the estimated profitability of the Investment Adviser and its affiliates from their relationship with the Fund; (v) potential fall-out benefits to the Investment Adviser from its relationship with the Fund; and (vi) other general information about the Investment Adviser and its affiliates. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services to be provided by the Investment Adviser, including the portfolio management services to be provided, in light of the investment objective of the Fund. The Board considered that, following the Transaction, the Fund would be managed by senior personnel at the Investment Adviser. In that regard, the Board considered the history of care and conscientiousness in supervising the management of the Fund provided by such personnel. The Board considered the background and capabilities of such personnel in connection with the advisory services that they would provide to the Fund following the Transaction. The Board also considered the compliance records of the Investment Adviser. The Board considered representations from DST that it intended to retain all key management and personnel of ALPS Holdings and the Investment Adviser, and that DST did not anticipate that the Investment Adviser would undergo any changes to its structure, business strategy or services as a result of the Transaction. The Board also considered the Investment Adviser’s representation that the manner in which the Fund’s assets would be managed would not change as a result of the Transaction. Finally, the Board also considered its and the Fund’s association with the current personnel employed by the Investment Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Adviser to the Fund were appropriate and consistent with the terms of the new Advisory Agreement, and that the Fund was likely to benefit from services provided under its new Advisory Agreement. The Board also concluded that the quality of the services to be provided by the senior advisory personnel employed by the Investment Adviser was expected to be consistent with or superior to quality norms in the industry, and that the Investment Adviser would have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Board also concluded that the Investment Adviser had demonstrated a continuing ability to attract and retain well-qualified personnel (and noted the Investment Adviser’s representations that no changes were anticipated with respect to the Investment Adviser’s compensation and incentive programs), and that the structure of the Investment Adviser’s operations was sufficient to retain and properly motivate the Fund’s current senior advisory personnel. Finally, the Board concluded that the financial condition of DST, ALPS Holdings and the Investment Adviser was sound.

Investment Performance

The Board also reviewed investment performance information of the Fund and its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and the Fund.

Costs of the Services to be Provided to the Fund

The Board reviewed the fees to be paid by the Fund to the Investment Adviser, noting that the rate of fees to be paid under the new Advisory Agreement was the same fee rate the Fund currently paid. The Board noted that the advisory fee paid to the Investment Adviser by the Fund was a unitary fee pursuant to which the Investment Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services) other than the payments under the new Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered the Investment Adviser’s representation that it did not intend to raise any of its advisory or administration fees paid by the Fund for at least two years following the Transaction. The Board reviewed comparative fee information of the Fund’s advisory contracts, including information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board considered the fact that the Fund’s fees were generally comparable to the fees charged to similar funds. The Board concluded that the management fees payable by the Fund to the Investment Adviser were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

Projected Profitability and Costs of Services to the Investment Adviser and Potential “Fall-Out” Benefits

The Board reviewed reports of the financial position of the Investment Adviser. The Board considered the projected profitability of ALPS Holdings’ overall relationship with the Fund, which included fees payable to the Investment Adviser for advisory services. The Board noted that since the Fund was subject to a unitary fee arrangement with the Investment Adviser pursuant to the new Advisory Agreement, there were no other fees payable to other ALPS Holdings affiliates for non-advisory services, and concluded that the projected profitability of ALPS Holdings was reasonable in relation to the services to be provided and to the costs of providing services to the Fund.

The Board also considered any potential “fall-out” benefits that the Investment Adviser might receive because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits. The Board acknowledged the Investment Adviser’s well-established stand-alone management relationships independent of the Fund and the regulatory and entrepreneurial risks each assumed in connection with the management of the Fund.

Economies of Scale

The Board reviewed the Fund’s assets under management, and noted that because of the Fund’s unitary fee arrangement, consideration of economies of scale was not a relevant factor to the Fund.

Conclusion

Based on its evaluation, the Board unanimously concluded that the terms of the new Advisory Agreement were reasonable, fair and in the best interests of the Fund and its shareholders. The Board believed that the new Advisory Agreement would enable the Fund to continue to enjoy the high-quality investment management services it had received in the past from the Investment Adviser, at a fee rate identical to the present rate, which the Board deemed appropriate, reasonable and in the best interests of the Fund and its shareholders.

ALPS EQUAL Sector Weight ETF

An ALPS Advisors Solution

ALPS ETF Trust ANNUAL REPORT

November 30, 2011

ALPS Equal Sector Weight ETF

ALPS Equal Sector Weight ETF | www.alpsfunds.com

Dear Shareholders:

When ALPS launched its ETF(1) Trust in 2008 our goal was to bring innovative solutions to the ETF industry that provide investors with access to a unique market segment or strategy. With the launch of EQL in July of 2009 we fulfilled that promise by bringing to market the world’s first ETF that provides access to an Equal Sector Strategy.

Sectors are one of the most important drivers of risk and return. An equal sector strategy can minimize the negative impact that any one sector can have on a portfolio. At the same time by offering meaningful exposure to each sector of the market, it allows investors the ability to participate in market rallies regardless of where they occur. We believe the consistency of the historical returns delivered by an equal sector strategy combined with the transparency(2), liquidity(3) and low fees of the ETF structure make EQL a viable alternative for US large-cap investing.

In the pages that follow our Fund managers have provided a performance overview.

We thank you for your investment and for being a EQL shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc.
(1)	Exchange Traded Fund (“ETF”).
(2)	ETFs are considered transparent because their portfolio holdings are disclosed daily.
(3)	ETFs are considered to have continuous liquidity because they allow for an individual to trade throughout the day.

Ordinary brokerage commissions apply.

Annual Report | November 30, 2011	2

Performance Overview
November 30, 2011 (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities – Merrill Lynch Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Adviser will seek to match the performance of the Underlying Index. The Underlying Index is an index of indexes comprised in equal proportions of the nine Select Sector SPDR Indexes (“The Underlying Sector Indexes”). In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively the “Underlying Sector ETFs”) that track the Underlying Sector indexes of which the Underlying Index is comprised.

PERFORMANCE OVERVIEW

For the period ended November, 2011 the Fund generated a total return of 1.67%, outperforming the Fund’s benchmark as well as the S&P 500 which returned 1.08% over the same time period. While the overall market ended close to where it began, there was a great deal of volatility in between. All nine sectors of the S&P 500 lost money in the 3rd quarter of the year and all nine sectors had positive returns in the two month period ending November 30, 2011. There was also a wide variation in sector performance, with the defensive sectors leading the way. Utilities (15.52%), Consumer Staples (11.01%) and Healthcare (9.15%) were the top three performing sectors. Financials were the worst performing sector (-18.61%) followed by the more expansionary sectors Materials (-9.00%) and Industrials (-1.55%).

Compared to the S&P 500 the fund benefited from its relative overweight in the Utilities and Consumer Staples sectors and its underweight in the Financial and Technology sectors. The Fund was negatively impacted by its overweight in Materials which was the 2nd worst performing sector in the S&P 500. Overall, the Fund’s sector weights relative to the S&P 500 resulted in positive out-performance above the index in 5 of the 9 sectors.

3	ALPS Equal Sector Weight ETF | www.alpsfunds.com

PERFORMANCE as of November 30, 2011

	1 Month	1 Year	YTD	Since Inception Annualized*

ALPS Equal Sector Weight ETF

NAV (Net Asset Value)	0.00%	8.38%	1.67%	17.63%

Market Price**	-0.03%	8.38%	1.67%	17.72%

Banc of America Securities Merrill Lynch Equal Sector Weight Index	-0.17%	6.60%	0.16%	15.67%

S&P 500 Total Return Index	-0.22%	7.83%	1.08%	17.00%

Total Expense Ratio (per the current Prospectus)	0.54%

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than actual data quoted. Call 1.866.675.2639 or visit www.alpsfunds.com for current month end performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

*	The Fund commenced Investment Operations on July 06, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Banc of America Securities Merrill Lynch Equal Sector Weight Index: a U.S. equity index comprised, in equal weights, of nine sub-indices, and is a price-return index.

S&P 500 Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

The following table shows the sector weights of both the Fund and the S&P 500 as of November 30, 2011:

SECTOR WEIGHTING COMPARISON as of November 30, 2011

	EQL	S&P 500

Energy (XLE)	11.4%	12.5%

Industrials (XLI)	11.4	10.7

Utilities (XLU)	11.2	3.7

Consumer Staples (XLP)	11.2	11.4

Consumer Discretionary (XLY)	11.1	10.6

Technology (XLK)	11.1	22.5

Healthcare (XLV)	11.1	11.6

Materials (XLB)	10.8	3.6

Financials (XLF)	10.7	13.4

Source: S&P 500.

Annual Report | November 30, 2011	4

Performance Overview
November 30, 2011 (Unaudited)

SECTOR ALLOCATION as of November 30, 2011

GROWTH OF $10,000 as of November 30, 2011

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at July 1, 2011 and held through the period ended November 30, 2011.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 7/01/11	Ending Account Value 11/30/11	Expense Ratio	Expenses Paid During the Period 7/01/11- 11/30/11
Actual	$1,000.00	$953.10	0.34%	$1.39 (a)
Hypothetical (5% return before expenses)	$1,000.00	$1,023.49	0.34%	$1.73 (b)

(a)

Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30. Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year (153), then divided by 365.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

Annual Report | November 30, 2011	6

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of ALPS Equal Sector Weight ETF, one of the funds constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2011, and the related statements of operations for the period ended November 30, 2011 and the year ended December 31, 2010, and the statement of changes in net assets and the financial highlights for the period ended November 30, 2011, the year ended December 31, 2010, and the period July 7, 2009 (inception) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Equal Sector Weight ETF of the ALPS ETF Trust as of November 30, 2011, the results of its operations for the period ended November 30, 2011 and the year ended December 31, 2010, and changes in its net assets and the financial highlights for the period ended November 30, 2011, the year ended December 31, 2010, and the period July 7, 2009 (inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2012

7	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Security Description	Shares	Value

EXCHANGE TRADED FUNDS (99.98%)
Consumer Discretionary (11.09%)
Consumer Discretionary Select Sector SPDR Fund	177,783	$6,887,313

Consumer Staples (11.17%)
Consumer Staples Select Sector SPDR Fund	217,430	6,936,017

Energy (11.41%)
Energy Select Sector SPDR Fund	99,980	7,081,583

Financials (10.72%)
Financial Select Sector SPDR Fund	519,569	6,655,679

Healthcare (11.08%)
Health Care Select Sector SPDR Fund	203,140	6,880,352

Industrials (11.46%)
Industrial Select Sector SPDR Fund	210,011	7,117,273

Materials (10.80%)
Materials Select Sector SPDR Fund	194,198	6,703,715

Technology (11.06%)
Technology Select Sector SPDR Fund	268,521	6,868,767

Utilities (11.19%)
Utilities Select Sector SPDR Fund	197,398	6,950,384

TOTAL EXCHANGE TRADED FUNDS (Cost $59,452,702)		62,081,083

TOTAL INVESTMENTS (99.98%) (Cost $59,452,702)		62,081,083

NET OTHER ASSETS AND LIABILITIES (0.02%)		10,339

NET ASSETS (100.00%)		$62,091,422

Common Abbreviations:

SPDR - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

Annual Report | November 30, 2011	8

Statement of Assets and Liabilities
November 30, 2011

ASSETS:
Investments, at value	$62,081,083
Cash	27,851
Receivable for investments sold	5,322,085

Total Assets	67,431,019

LIABILITIES:
Payable for shares redeemed	5,322,122
Payable to advisor	17,475

Total Liabilities	5,339,597

NET ASSETS	$62,091,422

NET ASSETS CONSIST OF:
Paid-in capital	$59,575,055
Undistributed net investment income	9,526
Accumulated net realized loss on investments	(121,540)
Net unrealized appreciation on investments	2,628,381

NET ASSETS	$62,091,422

INVESTMENTS, AT COST	$59,452,702

PRICING OF SHARES
Net Assets	$62,091,422
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,750,000
Net Asset Value, offering and redemption price per share	$35.48

See Notes to Financial Statements.

9	ALPS Equal Sector Weight ETF | www.alpsfunds.com

	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends	$833,225	$879,055

Total Investment Income	833,225	879,055

EXPENSES:
Investment advisory fee	194,193	131,355

Total expenses before reimbursement	194,193	131,355

Expenses reimbursed/waived by: Investment advisor	(15,745)	(10,650)

NET EXPENSES	178,448	120,705

NET INVESTMENT INCOME	654,777	758,350

Net realized gain on investments	4,757,896	298,723
Net change in unrealized appreciation /(depreciation) on investments	(4,697,555)	5,854,347

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	60,341	6,153,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$715,118	$6,911,420

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

Annual Report | November 30, 2011	10

Intentionally Left Blank Page

For the Period January 1, 2011 to November 30, 2011(a)
OPERATIONS:
Net investment income	$654,777
Net realized gain on investments	4,757,896
Net change in unrealized appreciation/(depreciation) on investments	(4,697,555)

Net increase in net assets resulting from operations	715,118

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(695,943)
From net realized gains on investments	–

Total distributions	(695,943)

SHARE TRANSACTIONS:
Proceeds from sale of shares	36,054,358
Cost of shares redeemed	(26,993,801)

Net increase from share transactions	9,060,557

Net increase in net assets	9,079,732

NET ASSETS:
Beginning of period	53,011,690

End of period*	$62,091,422

* Including undistributed net investment income of:	$9,526

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	1,500,000
Shares sold	1,000,000
Shares redeemed	(750,000)

Shares outstanding, end of period	1,750,000

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

Annual Report | November 30, 2011	12

Statements of Changes in Net Assets

For the Year Ended December 31, 2010	For the Period Ended July 7, 2009 (Inception) through December 31, 2009

$758,350	$124,209
298,723	9,220
5,854,347	1,471,589

6,911,420	1,605,018

(758,546)	(124,168)
–	(3,593)

(758,546)	(127,761)

34,389,889	12,530,970
(1,539,300)	–

32,850,589	12,530,970

39,003,463	14,008,227

14,008,227	–

$53,011,690	$14,008,227

$5,557	$41

450,000	–
1,100,000	450,000
(50,000)	–

1,500,000	450,000

13	ALPS Equal Sector Weight ETF | www.alpsfunds.com

	For the Period January 1, 2011 to November 30, 2011(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$35.34

INCOME FROM OPERATIONS:

Net investment income	0.41	(b)
Net realized and unrealized gain on investments	0.18

Total from Investment Operations	0.59

LESS DISTRIBUTIONS:
From net investment income	(0.45)
From capital gains	–

Total Distributions	(0.45)

NET INCREASE IN NET ASSET VALUE	0.14

NET ASSET VALUE, END OF PERIOD	$35.48

TOTAL RETURN(c)	1.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$62,091

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.25	%(d)
Net investment income excluding reimbursement/waiver	1.22	%(d)
Expenses including reimbursement/waiver	0.34	%(d)
Expenses excluding reimbursement/waiver	0.37	%(d)
PORTFOLIO TURNOVER RATE(e)	4%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

Annual Report | November 30, 2011	14

Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended December 31, 2010	For the Period July 7, 2009 (Inception) through December 31, 2009
$31.13	$25.04

0.68 (b)	0.31
4.14	6.10

4.82	6.41

(0.61)	(0.31)
–	(0.01)

(0.61)	(0.32)

4.21	6.09

$35.34	$31.13

15.67%	25.60%

$53,012	$14,008

2.14%	2.60	%(d)
2.11%	2.57	%(d)
0.34%	0.34	%(d)
0.37%	0.37	%(d)
7%	4%

15	ALPS Equal Sector Weight ETF | www.alpsfunds.com

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2011, the Trust consists of seven separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”), which commenced on July 7, 2009. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Banc of America Securities Merrill Lynch Equal Sector Weight Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

Annual Report | November 30, 2011	16

Notes to Financial Statements
November 30, 2011

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended November 30, 2011, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$45,135	$(4,897,183)	$4,852,048

Net investment income and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

17	ALPS Equal Sector Weight ETF | www.alpsfunds.com

At November 30, 2011, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

ST	LT

$16,008	$0

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	Period Ended November 30, 2011	Period Ended December 31, 2010

Distributions paid from:

Ordinary Income	$695,943	$758,546

Total	$695,943	$758,546

As of November 30, 2011, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$9,526
Accumulated Capital Losses	$(16,008)
Net unrealized appreciation on investments	2,522,849

Total	$2,516,367

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

E. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Annual Report | November 30, 2011	18

Notes to Financial Statements
November 30, 2011

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of, and during the period ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the tax years ended December 31, 2009, December 31, 2010, and November 30, 2011, the Fund’s returns are open to examination by the appropriate taxing authority.

F. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

19	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments in Securities at Value*	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Exchange Traded Funds	$ 62,081,083	$ –	$ –	$ 62,081,083

TOTAL	$ 62,081,083	$ –	$ –	$ 62,081,083

*	For detailed descriptions of the sectors, see the accompanying Statement of Investments.

For the period ended November 30, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3.	INVESTMENT ADVISORY FEE AND

OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets. ALPS Distributors Inc. (“ADI”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Investment Adviser will reimburse the Fund an amount equal to the distribution fee received by ADI from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as ADI acts as the distributor to the Fund and the Underlying Sector ETFs. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

Annual Report | November 30, 2011	20

Notes to Financial Statements
November 30, 2011

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, or any of its affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Purchases	Sales

$ 2,452,157	$ 2,857,527

For the period ended November 30, 2011, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales

$ 33,521,336	$ 24,064,460

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes.

As of November 30, 2011, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross Appreciation (excess of value over tax cost)	$3,774,073
Gross Depreciation (tax cost over value)	$(1,251,224)

Net Unrealized Appreciation	$2,522,849

Cost of investments for income tax purposes	$59,558,234

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions

21	ALPS Equal Sector Weight ETF | www.alpsfunds.com

are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Annual Report | November 30, 2011	22

Additional Information
November 30, 2011 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

SHAREHOLDER MEETING

A Special Meeting of the Shareholders was held on October 14, 2011 for the purpose of voting on a proposal to approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. The proposal passed and the results are noted below.

Proposal 1: To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc.:

Number of Votes

Record Date Votes	Affirmative	Against	Abstain	Uninstructed

862,129.456	692,739.980	6,045.000	27,513.476	135,831.000

Percentages of Total Outstanding

Affirmative	Against	Abstain	Uninstructed

43.296%	0.378%	1.720%	8.489%

Percentages of Voted

Affirmative	Against	Abstain	Uninstructed

80.352%	0.701%	3.192%	15.755%

23	ALPS Equal Sector Weight ETF | www.alpsfunds.com

At an in-person meeting held on July 26, 2011, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated a proposal to approve a new Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Investment Adviser”) with respect to ALPS Equal Sector Weight ETF (the “Fund”).

Consideration by the Board of this new Advisory Agreement was necessary because ALPS Holdings, Inc. (“ALPS Holdings”), parent company to the Investment Adviser, had agreed to be acquired by DST Systems, Inc. (“DST”) (the “Transaction”). Because ALPS Holdings would be acquired by DST, the Investment Adviser would thereby undergo a change in control, which would be deemed to be an “assignment” of the existing investment advisory agreement under the 1940 Act. As required by the 1940 Act, the existing investment advisory agreement provided for its automatic termination in the event of an assignment, and would therefore terminate upon the closing of the Transaction. In order for the Investment Adviser to continue as the Fund’s investment adviser, the Board and the Fund’s shareholders would have to approve a new Advisory Agreement with the Investment Adviser, which would take effect upon the closing of the Transaction.

In evaluating the new Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered. The Board considered whether the new Advisory Agreement would be in the best interests of the Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund under the unitary fee arrangement of the Advisory Agreement; (iv) the estimated profitability of the Investment Adviser and its affiliates from their relationship with the Fund; (v) potential fall-out benefits to the Investment Adviser from its relationship with the Fund; and (vi) other general information about the Investment Adviser and its affiliates. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services to be provided by the Investment Adviser, including the portfolio management services to be provided, in light of the investment objective of the Fund. The Board considered that, following the Transaction, the Fund would be managed by senior personnel at the Investment Adviser. In that regard, the Board considered the history of care and conscientiousness in supervising the management of the Fund provided by such personnel. The Board considered the background and capabilities of such personnel in connection with the advisory services that they would provide to the Fund following the Transaction. The Board also considered the compliance records of the Investment Adviser. The Board considered representations from DST that it intended to retain all key management and personnel of ALPS Holdings and the Investment Adviser, and that DST did not anticipate that the Investment Adviser

Annual Report | November 30, 2011	24

Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2011 (Unaudited)

would undergo any changes to its structure, business strategy or services as a result of the Transaction. The Board also considered the Investment Adviser’s representation that the manner in which the Fund’s assets would be managed would not change as a result of the Transaction. Finally, the Board also considered its and the Fund’s association with the current personnel employed by the Investment Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Adviser to the Fund were appropriate and consistent with the terms of the new Advisory Agreement, and that the Fund was likely to benefit from services provided under its new Advisory Agreement. The Board also concluded that the quality of the services to be provided by the senior advisory personnel employed by the Investment Adviser was expected to be consistent with or superior to quality norms in the industry, and that the Investment Adviser would have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Board also concluded that the Investment Adviser had demonstrated a continuing ability to attract and retain well-qualified personnel (and noted the Investment Adviser’s representations that no changes were anticipated with respect to the Investment Adviser’s compensation and incentive programs), and that the structure of the Investment Adviser’s operations was sufficient to retain and properly motivate the Fund’s current senior advisory personnel. Finally, the Board concluded that the financial condition of DST, ALPS Holdings and the Investment Adviser was sound.

Investment Performance

The Board also reviewed investment performance information of the Fund and its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and the Fund.

Costs of the Services to be Provided to the Fund

The Board reviewed the fees to be paid by the Fund to the Investment Adviser, noting that the rate of fees to be paid under the new Advisory Agreement was the same fee rate the Fund currently paid. The Board noted that the advisory fee paid to the Investment Adviser by the Fund was a unitary fee pursuant to which the Investment Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services) other than the payments under the new Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered the Investment Adviser’s representation that it did not intend to raise any of its advisory or administration fees paid by the Fund for at least two years following the Transaction.

The Board reviewed comparative fee information of the Fund’s advisory contracts, including information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board considered the fact that the Fund’s fees were generally comparable to

25	ALPS Equal Sector Weight ETF | www.alpsfunds.com

the fees charged to similar funds. The Board concluded that the management fees payable by the Fund to the Investment Adviser were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

Projected Profitability and Costs of Services to the Investment Adviser and Potential “Fall-Out” Benefits

The Board reviewed reports of the financial position of the Investment Adviser. The Board considered the projected profitability of ALPS Holdings’ overall relationship with the Fund, which included fees payable to the Investment Adviser for advisory services. The Board noted that since the Fund was subject to a unitary fee arrangement with the Investment Adviser pursuant to the new Advisory Agreement, there were no other fees payable to other ALPS Holdings affiliates for non-advisory services, and concluded that the projected profitability of ALPS Holdings was reasonable in relation to the services to be provided and to the costs of providing services to the Fund.

The Board also considered any potential “fall-out” benefits that the Investment Adviser might receive because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits. The Board acknowledged the Investment Adviser’s well-established stand-alone management relationships independent of the Fund and the regulatory and entrepreneurial risks each assumed in connection with the management of the Fund.

Economies of Scale

The Board reviewed the Fund’s assets under management, and noted that because of the Fund’s unitary fee arrangement, consideration of economies of scale was not a relevant factor to the Fund.

Conclusion

Based on its evaluation, the Board unanimously concluded that the terms of the new Advisory Agreement were reasonable, fair and in the best interests of the Fund and its shareholders. The Board believed that the new Advisory Agreement would enable the Fund to continue to enjoy the high-quality investment management services it had received in the past from the Investment Adviser, at a fee rate identical to the present rate, which the Board deemed appropriate, reasonable and in the best interests of the Fund and its shareholders.

Annual Report | November 30, 2011	26

Trustees & Officers
November 30, 2011 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Mary K. Anstine, age 71	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	21	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (17 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

Jeremy W. Deems, age 35	Trustee	Since March 2008	Mr. Deems is the Co- Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, Re- Flow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of Financial Investors Trust (17 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

27	ALPS Equal Sector Weight ETF | www.alpsfunds.com

INDEPENDENT TRUSTEES Continued

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Rick A. Pederson, age 59	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for-profit organization), 2004 – present.

				7	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Annual Report | November 30, 2011	28

Trustees & Officers
November 30, 2011 (Unaudited)

INTERESTED TRUSTEE***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustees

Thomas A. Carter, age 45	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				12	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

29	ALPS Equal Sector Weight ETF | www.alpsfunds.com

OFFICERS

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 35	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund.

Kimberly R. Storms, age 39	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 59	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005- 2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 47	Secretary	Since December 2008

Ms.Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms.Tyler joined ALPS in 2004.She served as Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

Annual Report | November 30, 2011	30

Trustees & Officers
November 30, 2011 (Unaudited)

OFFICERS Continued

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years

Monette R. Nickels, age 40	Tax Officer	Since December 2009

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Financial Investors Variable Insurance Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

31	ALPS Equal Sector Weight ETF | www.alpsfunds.com

Annual Report | November 30, 2011	32

Notes

33	ALPS Equal Sector Weight ETF | www.alpsfunds.com

CRBQ | CRBA | CRBI | WCAT

CRB-EQ
THOMSON REUTERS | JEFFERIES

THE FIRST NAME
IN COMMODITY EQUITIES

NOVEMBER 30, 2011

ANNUAL REPORT

An ALPS Advisors, Inc. Solution

THE FIRST NAME IN COMMODITY EQUITIES

www.jamfunds.com	1

THE FIRST NAME IN COMMODITY EQUITIES	PERFORMANCE OVERVIEW (UNAUDITED)
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2011

The Jefferies | TR/J CRB Global Commodity Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The ETF seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index.

For the eleven-month period ended November 30, 2011, the ETF’s market price decreased 10.42% and its net asset value (“NAV”) decreased 10.67%. Over the same time period the ETF’s benchmark was down 10.58%.

TOP 10 HOLDINGS^ (% of Total Investments)
Exxon Mobil Corp.	6.6%
Monsanto Co.	5.3
Potash Corp. of Saskatchewan, Inc.	5.0
Deere & Co.	4.4
Syngenta AG	3.7
Chevron Corp.	3.5
Archer-Daniels-Midland Co.	2.7
BP Plc	2.3
Gazprom OAO, ADR	2.3
Royal Dutch Shell Plc, Class A	2.1
Total % of Top 10 Holdings	37.9%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	38.8%
Canada	16.5
United Kingdom	10.6
Russia	4.4
Switzerland	4.1
Australia	2.3
Netherlands	2.2
South Africa	2.1
France	1.9
Singapore	1.7
Other	15.4

PERFORMANCE as of 11.30.11

	5 Month	YTD	1 Year	Since Inception* Annualized
Jefferies | TR/J CRB Global Commodity Equity Index Fund
NAV	-10.67%	-8.56%	0.61%	6.65%
Market Price**	-10.42%	-8.58%	1.02%	6.52%
Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index	-10.58%	-8.02%	1.30%	7.49%
S&P GSCI Commodity Index	-1.71%	0.95%	10.44%	7.71%
S&P 500 Index	-4.67%	1.08%	7.83%	9.50%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on September 18, 2009 with an Inception Date, the first day of trading on the Exchange, of September 21, 2009.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of certain commodities and commodity-related products. S&P GSCI Commodity Index: A composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. S&P 500 Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.11

Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Commodity Equity Index Fund.

2	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	PERFORMANCE OVERVIEW (UNAUDITED)
JEFFERIES | TR/J CRB GLOBAL AGRICULTURE EQUITY INDEX FUND | November 30, 2011

The Jefferies | TR/J CRB Global Agriculture Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of agricultural commodities and agricultural commodity-related products and services in the following sectors: producers of traits (characteristics attained through genetic modification), chemicals and fertilizers, farm machinery, equipment and irrigation, agricultural products, and live-stock and aquaculture. The ETF seeks investment results that replicate, as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index.

For the eleven-month period ended November 30, 2011, the ETF’s market price decreased 13.61% and its net asset value (“NAV”) decreased 13.93%. Over the same time period the ETF’s benchmark was down 14.08%.

TOP 10 HOLDINGS^ (% of Total Investments)
Monsanto Co.	6.7%
Potash Corp. of Saskatchewan, Inc.	6.4
Archer-Daniels-Midland Co.	5.8
Deere & Co.	5.6
Syngenta AG	5.4
Bunge, Ltd.	4.7
Wilmar International, Ltd.	4.6
Uralkali, Sponsored GDR	4.2
K+S AG	4.1
Agrium, Inc.	4.1
Total % of Top 10 Holdings	51.6%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	32.2%
Canada	12.8
Singapore	7.0
Malaysia	6.9
Switzerland	5.4
Bermuda	5.1
Israel	5.1
Australia	4.4
Russia	4.2
Germany	4.1
Other	12.8

PERFORMANCE as of 11.30.11

	5 Month	YTD	1 Year	Since Inception* Annualized
Jefferies | TR/J CRB Global Agriculture Equity Index Fund
NAV	-13.93%	-11.97%	-2.70%	8.88%
Market Price**	-13.61%	-12.54%	-2.71%	8.30%
Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index	-14.08%	-11.81%	-2.44%	9.44%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on October 26, 2009 with an Inception Date, the first day of trading on the Exchange, of October 27, 2009.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of agricultural products, including grains, livestock, fertilizers, chemicals, seeds, traits and equipment. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.11

Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Agriculture Equity Index Fund.

www.jamfunds.com	3

THE FIRST NAME IN COMMODITY EQUITIES	PERFORMANCE OVERVIEW (UNAUDITED)
JEFFERIES | TR/J CRB GLOBAL INDUSTRIAL METALS EQUITY INDEX FUND | November 30, 2011

The Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of base/industrial metals and base/industrial metals products, including copper, aluminum, iron ore, steel and others. The ETF seeks investment results that replicate, as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index.

For the eleven-month period ended November 30, 2011, the ETF’s market price declined 26.82% and its net asset value (“NAV”) decreased 27.16%.Over the same time period the ETF’s benchmark was down 27.14%.

TOP 10 HOLDINGS^ (% of Total Investments)
Rio Tinto Plc	8.0%
BHP Billiton Plc	7.0
Anglo American Plc	5.3
Xstrata Plc	5.0
Freeport-McMoRan Copper & Gold, Inc.	4.9
Teck Resources, Ltd., Class B	4.4
Vale SA, ADR	4.4
ArcelorMittal	4.4
POSCO	4.2
Nucor Corp.	3.7
Total % of Top 10 Holdings	51.3%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United Kingdom	28.4%
United States	18.9
Canada	9.5
Brazil	8.3
Japan	8.0
Luxembourg	4.4
South Korea	4.2
Russia	4.0
Mexico	3.0
Germany	2.8
Other	8.5

PERFORMANCE as of 11.30.11

	5 Month	YTD	1 Year	Since Inception* Annualized
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund
NAV	-27.16%	-31.01%	-21.06%	-6.45%
Market Price**	-26.82%	-30.51%	-20.95%	-6.76%
Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index	-27.14%	-30.67%	-20.52%	-5.77%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on October 26, 2009 with an Inception Date, the first day of trading on the Exchange, of October 27, 2009.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of base/industrial metals and related products and services including copper, aluminum, iron ore, steel, uranium and others. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.11

Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund.

4	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	PERFORMANCE OVERVIEW (UNAUDITED)
JEFFERIES | TR/J CRB WILDCATTERS EXPLORATION & PRODUCTION EQUITY ETF | November 30, 2011

The Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a universe of listed U.S. and Canadian small capitalization companies engaged in the exploration and production (i.e., extraction) of oil and natural gas. The ETF seeks investment results that replicate, as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index.

For the eleven-month period ended November 30, 2011, the ETF’s market price decreased 15.64% and its net asset value (“NAV”) decreased 15.39%. Over the same time period the ETF’s benchmark was down 15.17%.

TOP 10 HOLDINGS^ (% of Total Investments)
Rosetta Resources, Inc.	6.3%
Energy XXI (Bermuda), Ltd.	5.0
Daylight Energy, Ltd.	4.5
Celtic Exploration, Ltd.	4.3
Bill Barrett Corp.	4.1
Gran Tierra Energy, Inc.	3.6
Northern Oil and Gas, Inc.	3.0
Gulfport Energy Corp.	3.0
Crew Energy, Inc.	3.0
Stone Energy Corp.	2.9
Total % of Top 10 Holdings	39.7%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	61.6%
Canada	38.4

PERFORMANCE as of 11.30.11

	5 Month	YTD	1 Year	Since Inception* Annualized
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
NAV	-15.39%	-14.12%	-4.16%	2.86%
Market Price**	-15.64%	-14.75%	-5.04%	2.89%
Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index	-15.17%	-13.42%	-3.36%	3.67%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on January 19, 2010 with an Inception Date, the first day of trading on the Exchange, of January 20, 2010.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index: measures the performance of equity securities of companies engaged in the exploration and production of oil and natural gas. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 11.30.11

Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF.

www.jamfunds.com	5

THE FIRST NAME IN COMMODITY EQUITIES	DISCLOSURE OF FUND EXPENSES
(Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at July 1, 2011 and held through the period ended November 30, 2011.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 7/01/11	Ending Account Value 11/30/11	Expense Ratio	Expenses Paid During the Period 7/01/11 - 11/30/11
Jefferies | TR/J CRB Global Commodity Equity Index Fund
Actual	$1,000.00	$893.30	0.65%	$2.58(a)
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31(b)
Jefferies | TR/J CRB Global Agriculture Equity Index Fund
Actual	$1,000.00	$860.70	0.65%	$2.53(a)
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31(b)
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund
Actual	$1,000.00	$728.40	0.65%	$2.35(a)
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31(b)
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
Actual	$1,000.00	$846.10	0.65%	$2.51(a)
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31(b)

(a)

Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30. Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (153), then divided by 365.

(b)

The example in the table above is equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

6	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Jefferies TR/J CRB Global Commodity Equity Index Fund, Jefferies TR/J CRB Global Agriculture Equity Index Fund, and Jefferies TR/J CRB Global Industrial Metals Equity Index Fund of the ALPS ETF Trust (the “Trust”) as of November, 30, 2011, and the related statements of operations, statements of changes in net assets and the financial highlights for the period ended November, 30, 2011 and the year ended December 31, 2010. We have also audited the statements of changes in net assets and the financial highlights for the period September 21, 2009 (inception) to December 31, 2009 for the Jefferies TR/J CRB Global Commodity Equity Index Fund, and the period October 27, 2009 (inception) to December 31, 2009 for the Jefferies TR/J CRB Global Agriculture Equity Index Fund and Jefferies TR/J CRB Global Industrial Metals Equity Index Fund. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jefferies TR/J CRB Wildcatters Exploration & Production Equity ETF of the Trust as of November 30, 2011, and the related statements of operations, statements of changes in net assets, and the financial highlights for the period ended November 30, 2011 and the period January 20, 2010 (inception) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jefferies TR/J CRB Global Commodity Equity Index Fund, Jefferies TR/J CRB Global Agriculture Equity Index Fund, Jefferies TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies TR/J CRB Wildcatters Exploration & Production Equity Index ETF of the ALPS ETF Trust as of November 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for each of the respective periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8 to the financial statements, subsequent to yearend, on December 12, 2011, the Board of Trustees authorized an orderly liquidation of the Jefferies TR/J CRB Global Agriculture Equity Index Fund and Jefferies TR/J CRB Global Industrial Metals Equity Index Fund of the ALPS ETF Trust, which was completed on December 28, 2011.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2012

www.jamfunds.com	7

THE FIRST NAME IN COMMODITY EQUITIES	SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2011

Security Description	Shares	Value
COMMON STOCKS (99.59%)
Australia (2.25%)
Fortescue Metals Group, Ltd.	21,670	$101,068
Incitec Pivot, Ltd.	200,316	660,569
Newcrest Mining, Ltd.	23,833	847,134
Nufarm, Ltd.*	28,414	138,651
Woodside Petroleum, Ltd.	9,330	314,379

		2,061,801

Bermuda (1.31%)
Bunge, Ltd.	18,100	1,131,250
Sinofert Holdings, Ltd.	218,000	65,326

		1,196,576

Brazil (1.65%)
Companhia Siderurgica Nacional SA, ADR	15,989	132,709
Gerdau SA, ADR	16,239	124,716
Petroleo Brasileiro SA, ADR	23,364	630,594
Vale SA, ADR	26,632	619,194

		1,507,213

Canada (16.42%)
Agnico-Eagle Mines, Ltd.	5,250	236,179
Agrium, Inc.	19,333	1,361,249
Barrick Gold Corp.	31,150	1,655,921
Cameco Corp.	7,832	148,822
Canadian Natural Resources, Ltd.	16,243	612,018
Eldorado Gold Corp.	17,064	310,819
EnCana Corp.	11,344	229,279
First Quantum Minerals, Ltd.	9,271	187,836
Goldcorp, Inc.	24,966	1,349,281
IAMGOLD Corp.	11,268	228,519
Inmet Mining Corp.	1,733	101,909
Ivanhoe Mines, Ltd.*	7,774	168,210
Kinross Gold Corp.	35,414	500,167
New Gold, Inc.*	13,507	151,709
Osisko Mining Corp.*	11,813	130,939
Pan American Silver Corp.	3,293	86,021
Potash Corp. of Saskatchewan, Inc.	105,090	4,595,330
SEMAFO, Inc.*	8,421	63,691
Silver Wheaton Corp.	10,965	370,227
Suncor Energy, Inc.	24,282	733,654
Talisman Energy, Inc.	15,892	218,198
Teck Resources, Ltd., Class B	9,505	349,163
TransCanada Corp.	10,837	457,035
Viterra, Inc.	38,789	397,523
Yamana Gold, Inc.	23,080	390,436

		15,034,135

Cayman Islands (0.00%)(a)
Chaoda Modern Agriculture Holdings, Ltd.	348,000	448

Security Description	Shares	Value
Chile (0.33%)
Sociedad Quimica y Minera de Chile SA, ADR	5,302	$304,017

China (1.31%)
China BlueChemical, Ltd., Class H	216,000	168,622
China Petroleum & Chemical Corp., Class H	262,000	265,858
China Shenhua Energy Co., Ltd., Class H	53,500	224,651
Jiangxi Copper Co., Ltd., Class H	26,000	57,314
PetroChina Co., Ltd., Class H	324,000	398,359
Zijin Mining Group Co., Ltd., Class H	189,000	78,998

		1,193,802

France (1.85%)
Total SA	32,858	1,695,626

Germany (1.25%)
K+S AG	17,669	958,303
ThyssenKrupp AG	7,325	188,534

		1,146,837

Great Britain (0.05%)
Evraz Plc*	7,170	43,304

Hong Kong (0.64%)
China Agri-Industries Holdings, Ltd.	192,000	140,997
CNOOC, Ltd.	246,000	443,562

		584,559

India (0.88%)
Reliance Industries, Ltd., GDR(b)	25,856	775,680
Sterlite Industries India, Ltd., ADR	3,993	32,184

		807,864

Israel (0.95%)
Israel Chemicals, Ltd.	52,845	564,139
The Israel Corp., Ltd.	465	304,148

		868,287

Italy (0.89%)
Eni SpA	38,615	815,071

Japan (0.82%)
INPEX Corp.	32	207,755
JFE Holdings, Inc.	9,800	175,347
Nippon Steel Corp.	108,000	254,592
Sumitomo Metal Industries, Ltd.	68,000	116,501

		754,195

Jersey (0.31%)
Randgold Resources, Ltd.	2,635	278,291

8	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2011

Security Description	Shares	Value
Luxembourg (0.50%)
ArcelorMittal	17,312	$325,098
Tenaris SA, ADR	3,631	135,364

		460,462

Malaysia (1.31%)
Genting Plantations BHD	29,700	75,967
IOI Corp. BHD	296,400	467,190
Kuala Lumpur Kepong BHD	54,420	368,108
PPB Group BHD	57,500	290,530

		1,201,795

Mauritius (0.45%)
Golden Agri-Resources, Ltd.	749,000	409,210

Mexico (0.22%)
Grupo Mexico SAB de CV, Series B	75,206	202,440

Netherlands (2.15%)
CNH Global N.V.*	3,369	133,817
Nutreco Holding N.V.	3,967	259,666
Schlumberger, Ltd.	20,900	1,574,397

		1,967,880

Norway (0.98%)
Norsk Hydro ASA	15,000	71,924
Yara International ASA	20,412	825,878

		897,802

Peru (0.29%)
Companhia de Minas Buenaventura SA, ADR	6,642	260,034

Russia (4.41%)
Gazprom OAO, ADR	183,522	2,110,503
LUKOIL OAO, ADR	6,561	368,072
Mechel Steel Group, ADR	2,721	29,632
MMC Norilsk Nickel, ADR	16,117	283,176
Rosneft Oil Co., GDR(c)	25,305	184,220
Uralkali, GDR(c)	26,238	1,059,753

		4,035,356

Singapore (1.73%)
Olam International, Ltd.	234,000	418,232
Wilmar International, Ltd.	295,000	1,165,034

		1,583,266

South Africa (2.07%)
Anglo Platinum, Ltd.	1,255	85,384
AngloGold Ashanti, Ltd., ADR	11,819	566,839
Gold Fields, Ltd.	20,306	342,272
Harmony Gold Mining Co., Ltd.	11,338	160,114
Impala Platinum Holdings, Ltd.	14,182	300,512
Kumba Iron Ore, Ltd.	1,134	71,131
Sasol, Ltd.	7,676	368,818

		1,895,070

Security Description	Shares	Value
South Korea (0.45%)
POSCO	1,272	$414,649

Spain (0.44%)
Repsol YPF SA	13,262	399,810

Switzerland (4.10%)
Syngenta AG*	11,472	3,372,968
Transocean, Ltd.	4,923	210,951
Weatherford International, Ltd.*	11,400	172,824

		3,756,743

Taiwan (0.41%)
China Steel Corp.	195,258	187,321
Taiwan Fertilizer Co., Ltd.	80,000	185,409

		372,730

United Kingdom (10.56%)
Anglo American Plc	22,566	858,901
Antofagasta Plc	6,847	127,505
BG Group Plc	52,491	1,121,548
BHP Billiton Plc	40,162	1,231,120
BP Plc	293,668	2,128,116
Kazakhmys Plc	5,051	73,484
Lonmin Plc	4,724	79,500
Petropavlosk Plc	5,080	57,926
Rio Tinto Plc	26,921	1,413,777
Royal Dutch Shell Plc, Class A	56,104	1,954,572
Xstrata Plc	38,925	622,620

		9,669,069

United States (38.61%)
AGCO Corp.*	11,689	534,772
Alcoa, Inc.	21,164	212,063
Allegheny Technologies, Inc.	1,858	93,309
Anadarko Petroleum Corp.	7,634	620,415
Apache Corp.	5,877	584,409
Archer-Daniels-Midland Co.	81,566	2,456,768
Baker Hughes, Inc.	6,686	365,122
Cameron International Corp.*	3,722	200,951
CF Industries Holdings, Inc.	8,734	1,221,013
Chesapeake Energy Corp.	10,025	254,033
Chevron Corp.	31,044	3,191,944
Cliffs Natural Resources, Inc.	2,864	194,208
Coeur d’Alene Mines Corp.*	2,764	80,902
ConocoPhillips	21,265	1,516,620
Consol Energy, Inc.	3,475	144,699
Corn Products International, Inc.	9,299	483,455
Deere & Co.	50,958	4,038,422
Devon Energy Corp.	5,997	392,564
Diamond Offshore Drilling, Inc.	1,060	63,759
El Paso Corp.	11,775	294,493
EOG Resources, Inc.	4,093	424,608
Exxon Mobil Corp.	75,227	6,051,260
Freeport-McMoRan Copper & Gold, Inc.	18,762	742,975

www.jamfunds.com	9

THE FIRST NAME IN COMMODITY EQUITIES	SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND | November 30, 2011

Security Description	Shares	Value
United States (continued)
Halliburton Co.	14,221	$523,333
Hecla Mining Co.	8,623	53,376
Hess Corp.	4,947	297,908
Intrepid Potash, Inc.*	6,427	148,849
Marathon Oil Corp.	10,949	306,134
Monsanto Co.	65,711	4,826,473
The Mosaic Co.	11,709	617,767
National Oilwell Varco, Inc.	6,497	465,835
Newmont Mining Corp.	15,191	1,046,356
Noble Energy, Inc.	2,667	262,406
Nucor Corp.	6,227	245,531
Occidental Petroleum Corp.	12,420	1,228,338
Peabody Energy Corp.	4,154	162,961
Royal Gold, Inc.	1,593	129,750
Southern Copper Corp.	3,271	101,826
Southwestern Energy Co.*	5,240	199,382
United States Steel Corp.	2,834	77,368
Valero Energy Corp.	8,770	195,308
The Williams Co., Inc.	9,031	291,521

		35,343,186

TOTAL COMMON STOCKS (Cost $99,844,984)		91,161,528

TOTAL INVESTMENTS (99.59%) (Cost $99,844,984)		91,161,528

NET OTHER ASSETS AND LIABILITIES (0.41%)		377,816

NET ASSETS (100.00%)		$91,539,344

*	Non-income producing security.
(a)	Less than 0.005% of Net Assets.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of this security restricted under Rule 144A was $775,680, representing 0.85% of the Fund’s net assets.

(c)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At the period end, the aggregate market value of this security was $1,243,973, representing 1.36% of the Fund’s net assets.

Common Abbreviations:

ADR	- American Depositary Receipt.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA	- Allmennaksjeselskap is the Norwegian term for public limited company.
BHD	- Berhad (in Malaysia; equivalent to Public Limited Company).
GDR	- Global Depository Receipt.
Ltd.	- Limited.
N.V.	- Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OAO	- Otkytoe Aktsionernoe Obshchestvo (open Joint Stock Corporation) is a Russian term for a stock-based corporation.
Plc	- Public Limited Co.
SA	- Generally designated corporations in various countries, mostly those employing the civil law.

SAB de CV -A variable capital company.

SpA	- Società Per Azioni is an Italian shared company.

See Notes to Financial Statements.

10	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL AGRICULTURE EQUITY INDEX FUND | November 30, 2011

Security Description	Shares	Value
COMMON STOCKS (99.50%)
Australia (4.35%)
Incitec Pivot, Ltd.	98,157	$323,686
Nufarm, Ltd.*	15,098	73,673

		397,359

Bermuda (5.10%)
Bunge, Ltd.	6,900	431,250
Sinofert Holdings, Ltd.	116,000	34,760

		466,010

Canada (12.75%)
Agrium, Inc.	5,235	368,600
Potash Corp. of Saskatchewan, Inc.	13,382	585,162
Viterra, Inc.	20,542	210,521

		1,164,283

Cayman Islands (0.00%)(a)
Chaoda Modern Agriculture Holdings, Ltd.	172,000	221

Chile (1.77%)
Sociedad Quimica y Minera de Chile SA, ADR	2,821	161,756

China (0.99%)
China BlueChemical, Ltd., Class H	116,000	90,556

Germany (4.05%)
K+S AG	6,824	370,109

Hong Kong (0.82%)
China Agri-Industries Holdings, Ltd.	102,000	74,905

Israel (5.04%)
Israel Chemicals, Ltd.	28,071	299,668
The Israel Corp., Ltd.	246	160,904

		460,572

Malaysia (6.91%)
Genting Plantations BHD	15,600	39,902
IOI Corp. BHD	155,800	245,574
Kuala Lumpur Kepong BHD	28,545	193,084
PPB Group BHD	30,200	152,592

		631,152

Mauritius (2.36%)
Golden Agri-Resources, Ltd.	395,000	215,805

Netherlands (2.29%)
CNH Global N.V.*	1,792	71,178
Nutreco Holding N.V.	2,110	138,114

		209,292

Security Description	Shares	Value
Norway (3.52%)
Yara International ASA	7,932	$320,932

Russia (4.14%)
Uralkali, Sponsored GDR(b)	9,355	377,848

Singapore (6.97%)
Olam International, Ltd.	124,000	221,628
Wilmar International, Ltd.	105,000	414,673

		636,301

Switzerland (5.36%)
Syngenta AG*	1,666	489,833

Taiwan (1.07%)
Taiwan Fertilizer Co., Ltd.	42,000	97,340

United States (32.01%)
AGCO Corp.*	6,219	284,519
Archer-Daniels-Midland Co.	17,570	529,208
CF Industries Holdings, Inc.	2,467	344,887
Corn Products International, Inc.	4,946	257,143
Deere & Co.	6,466	512,430
Intrepid Potash, Inc.*	3,419	79,184
Monsanto Co.	8,338	612,426
The Mosaic Co.	5,754	303,581

		2,923,378

TOTAL COMMON STOCKS (Cost $10,256,587)		9,087,652

TOTAL INVESTMENTS (99.50%) (Cost $10,256,587)		9,087,652

NET OTHER ASSETS AND LIABILITIES (0.50%)		45,727

NET ASSETS (100.00%)		$9,133,379

*	Non-income producing security.
(a)	Less than 0.005% of Net Assets.
(b)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At the period end, the aggregate market value of this security was $377,848, representing 4.14% of the Fund’s net assets.

www.jamfunds.com	11

THE FIRST NAME IN COMMODITY EQUITIES	SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL AGRICULTURE EQUITY INDEX FUND | November 30, 2011

Common Abbreviations:

ADR	- American Depositary Receipt.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA	- Allmennaksjeselskap is the Norwegian term for public limited company.
BHD	- Berhad (in Malaysia; equivalent to Public Limited Company).
GDR	- Global Depository Receipt.
Ltd	- Limited.
N.V.	- Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
SA	- Generally designated corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

12	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB GLOBAL INDUSTRIAL METALS EQUITY INDEX FUND | November 30, 2011

Security Description	Shares	Value
COMMON STOCKS (99.11%)
Australia (1.51%)
Fortescue Metals Group, Ltd.	10,765	$50,207

Brazil (8.20%)
Companhia Siderurgica Nacional SA, ADR	7,886	65,454
Gerdau SA, ADR	8,009	61,509
Vale SA, ADR	6,264	145,638

		272,601

Canada (9.43%)
Cameco Corp.	3,890	73,917
First Quantum Minerals, Ltd.	4,607	93,341
Teck Resources, Ltd., Class B	3,980	146,204

		313,462

China (0.86%)
Jiangxi Copper Co., Ltd., Class H	13,000	28,657

Germany (2.82%)
ThyssenKrupp AG	3,640	93,688

Great Britain (0.65%)
Evraz Plc*	3,570	21,561

India (0.48%)
Sterlite Industries India, Ltd., ADR	1,986	16,007

Japan (7.88%)
JFE Holdings, Inc.	4,800	85,884
Nippon Steel Corp.	50,000	117,867
Sumitomo Metal Industries, Ltd.	34,000	58,251

		262,002

Luxembourg (4.37%)
ArcelorMittal	7,733	145,216

Mexico (3.00%)
Grupo Mexico SAB de CV, Series B	36,994	99,581

Norway (1.07%)
Norsk Hydro ASA	7,400	35,482

Russia (3.98%)
Mechel Steel Group, ADR	1,353	14,734
Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	6,699	117,702

		132,436

South Africa (1.06%)
Kumba Iron Ore, Ltd.	564	35,377

South Korea (4.20%)
POSCO	428	139,520

Security Description	Shares	Value
Taiwan (2.79%)
China Steel Corp.	96,583	$92,657

United Kingdom (28.12%)
Anglo American Plc	4,597	174,970
Antofagasta Plc	3,404	63,389
BHP Billiton Plc	7,529	230,793
Kazakhmys Plc	2,512	36,545
Rio Tinto Plc	5,047	265,047
Xstrata Plc	10,235	163,713

		934,457

United States (18.69%)
Alcoa, Inc.	10,437	104,579
Allegheny Technologies, Inc.	924	46,403
Cliffs Natural Resources, Inc.	1,423	96,494
Freeport-McMoRan Copper & Gold, Inc.	4,103	162,479
Nucor Corp.	3,096	122,075
Southern Copper Corp.	1,626	50,617
United States Steel Corp.	1,409	38,466

		621,113

TOTAL COMMON STOCKS (Cost $4,320,765)		3,294,024

TOTAL INVESTMENTS (99.11%) (Cost $4,320,765)		3,294,024

NET OTHER ASSETS AND LIABILITIES (0.89%)		29,595

NET ASSETS (100.00%)		$3,323,619

*	Non-income producing security.

Common Abbreviations:

ADR	- American Depositary Receipt.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA	- Allmennaksjeselskap is the Norwegian term for public limited company.
Ltd.	- Limited.
OJSC	- Opened Joint Stock Company.
Plc	- Public Limited Co.
SA	- Generally designated corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

See Notes to Financial Statements.

www.jamfunds.com	13

THE FIRST NAME IN COMMODITY EQUITIES	SCHEDULE OF INVESTMENTS
JEFFERIES | TR/J CRB WILDCATTERS EXPLORATION & PRODUCTION EQUITY ETF | November 30, 2011

Security Description	Shares	Value
COMMON STOCKS (99.84%)
Canada (38.31%)
Advantage Oil & Gas, Ltd.*	46,884	$216,725
Angle Energy, Inc.*	18,253	126,205
Bankers Petroleum, Ltd.*	68,344	342,140
Birchcliff Energy, Ltd.*	25,472	349,982
BNK Petroleum, Inc.*	29,679	45,244
Canadian Energy Services & Technology Corp.	12,262	148,941
Celtic Exploration, Ltd.*	22,689	551,186
Cequence Energy, Ltd.*	26,619	88,228
Crew Energy, Inc.*	32,973	378,131
Daylight Energy, Ltd.	58,788	574,148
Delphi Energy Corp.*	32,425	70,160
Fairborne Energy, Ltd.*	27,843	90,916
Guide Exploration, Ltd., Class A*	22,869	70,401
Ivanhoe Energy, Inc.*	82,081	82,343
Legacy Oil & Gas, Inc.*	36,388	328,181
Midway Energy, Ltd.*	20,960	65,761
NAL Energy Corp.	42,575	316,564
NuVista Energy, Ltd.	26,249	116,691
Open Range Energy Corp.*	18,710	36,803
Petrobank Energy & Resources, Ltd.*	28,588	258,677
Southern Pacific Resource Corp.*	96,430	138,468
TransGlobe Energy Corp.*	18,603	153,142
Twin Butte Energy, Ltd.*	36,812	83,273
Westfire Energy, Ltd.*	16,780	77,402
Whitecap Resources, Inc.*	19,284	162,352

		4,872,064

United States (61.53%)
Abraxas Petroleum Corp.*	22,898	82,662
Approach Resources, Inc.*	7,196	225,091
ATP Oil & Gas Corp.*	12,743	93,534
Bill Barrett Corp.*	13,286	518,154
BPZ Resources, Inc.*	25,348	80,860
C&J Energy Services, Inc.*	4,459	87,575
Callon Petroleum Co.*	11,022	59,188
Carrizo Oil & Gas, Inc.*	10,334	294,106
Clayton Williams Energy, Inc.*	1,587	117,374
Comstock Resources, Inc.*	12,815	213,113
Contango Oil & Gas Co.*	3,781	238,203
Endeavour International Corp.*	9,434	65,189
Energy Partners, Ltd.*	8,236	113,822
Energy XXI (Bermuda), Ltd.*	20,180	634,459
FX Energy, Inc.*	14,230	67,877
GeoResources, Inc.*	5,645	160,939
GMX Resources, Inc.*	16,521	21,808
Goodrich Petroleum Corp.*	7,422	108,213
Gran Tierra Energy, Inc.*	71,279	454,980
Gulfport Energy Corp.*	11,916	378,333
Harvest Natural Resources, Inc.*	9,312	85,205
Houston American Energy Corp.	5,088	71,283

Security Description	Shares	Value
United States (continued)
Hyperdynamics Corp.*	40,618	$149,474
Magnum Hunter Resources Corp.*	30,941	148,826
Northern Oil and Gas, Inc.*	15,666	383,660
Penn Virginia Corp.	12,941	68,587
Petroleum Development Corp.*	6,634	222,571
Petroquest Energy, Inc.*	15,929	109,432
Quicksilver Resources, Inc.*	33,775	273,577
Rex Energy Corp.*	9,277	149,824
Rosetta Resources, Inc.*	14,791	803,743
Stone Energy Corp.*	13,038	368,845
Swift Energy Co.*	11,850	348,271
Vaalco Energy, Inc.*	15,771	99,357
Vanguard Natural Resources LLC	7,408	196,016
Venoco, Inc.*	8,555	79,733
W&T Offshore, Inc.	9,810	196,396
Warren Resources, Inc.*	19,713	56,182

		7,826,462

TOTAL COMMON STOCKS (Cost $16,121,783)		12,698,526

WARRANTS (0.00%)
United States (0.00%)
Magnum Hunter Resources Corp.,strike price $10.50, Expires 10/14/13*	3,271	0

TOTAL WARRANTS (Cost $0)		0

TOTAL INVESTMENTS (99.84%) (Cost $16,121,783)		12,698,526

NET OTHER ASSETS AND LIABILITIES (0.16%)		20,610

NET ASSETS (100.00%)		$12,719,136

*	Non-income producing security.

Common Abbreviations:

LLC - Limited Liability Company.

Ltd. - Limited.

See Notes to Financial Statements.

14	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	STATEMENTS OF ASSETS & LIABILITIES
November 30, 2011

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
ASSETS:
Investments, at value	$91,161,528	$9,087,652	$3,294,024	$12,698,526
Cash	138,052	26,982	22,871	13,013
Foreign currency, at value (Cost $25,086, $2,749, $4,184 and $10,858, respectively)	25,181	2,710	4,135	10,906
Foreign tax reclaims	43,184	2,673	1,691	–
Interest and dividends receivable	222,442	18,281	2,656	3,345

Total Assets	91,590,387	9,138,298	3,325,377	12,725,790

LIABILITIES:
Payable to advisor	51,043	4,919	1,758	6,654

Total Liabilities	51,043	4,919	1,758	6,654

NET ASSETS	$91,539,344	$9,133,379	$3,323,619	$12,719,136

NET ASSETS CONSIST OF:
Paid-in capital	$102,379,141	$10,398,137	$4,551,725	$16,593,808
Undistributed net investment income	192,426	28,609	6,499	–
Accumulated net realized loss on investments and foreign currency transactions	(2,350,619)	(124,696)	(207,798)	(451,487)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(8,681,604)	(1,168,671)	(1,026,807)	(3,423,185)

NET ASSETS	$91,539,344	$9,133,379	$3,323,619	$12,719,136

INVESTMENTS, AT COST	$99,844,984	$10,256,587	$4,320,765	$16,121,783

PRICING OF SHARES
Net Assets	$91,539,344	$9,133,379	$3,323,619	$12,719,136
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,050,017	200,001	100,000	300,000
Net Asset Value, offering and redemption price per share	$44.65	$45.67	$33.24	$42.40

See Notes to Financial Statements.

www.jamfunds.com	15

THE FIRST NAME IN COMMODITY EQUITIES	STATEMENTS OF OPERATIONS
November 30, 2011

	Jefferies | TR/J CRB Global Commodity Equity Index Fund		Jefferies | TR/J CRB Global Agriculture Equity Index Fund

	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends(b)	$2,270,769	$1,317,325	$164,184	$62,852

Total Investment Income	2,270,769	1,317,325	164,184	62,852

EXPENSES:
Investment advisory fee	760,339	493,500	66,309	27,743

Total Net Expenses	760,339	493,500	66,309	27,743

NET INVESTMENT INCOME	1,510,430	823,825	97,875	35,109

Net realized gain/(loss) on investments	7,331,222	(422,061)	521,182	136,139
Net realized loss on foreign currency transactions	(78,592)	(42,429)	(5,001)	(1,549)
Net change in unrealized appreciation/ (depreciation) on investments	(23,593,900)	11,819,513	(2,332,587)	898,923
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(888)	2,613	67	163

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(16,342,158)	11,357,636	(1,816,339)	1,033,676

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,831,728)	$12,181,461	$(1,718,464)	$1,068,785

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Net of foreign tax withholdings of $143,298, $98,777, $11,396 and $4,626, respectively.

See Notes to Financial Statements.

16	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	STATEMENTS OF OPERATIONS

	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund		Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF

	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010	For the Period January 1, 2011 to November 30, 2011(a)	For the Period Ended January 20, 2010 (Inception) through December 31, 2010
INVESTMENT INCOME:
Dividends(b)	$111,124	$83,798	$89,131	$32,611

Total Investment Income	111,124	83,798	89,131	32,611

EXPENSES:
Investment advisory fee	28,644	32,116	118,868	37,261

Total Net Expenses	28,644	32,116	118,868	37,261

NET INVESTMENT INCOME/(LOSS)	82,480	51,682	(29,737)	(4,650)

Net realized gain/(loss) on investments	371,001	(337,596)	1,767,593	330,002
Net realized gain/(loss) on foreign currency transactions	(3,128)	(1,931)	(3,822)	833
Net change in unrealized appreciation/ (depreciation) on investments	(1,929,298)	591,980	(5,512,185)	2,088,928
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(117)	56	4	68

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(1,561,542)	252,509	(3,748,410)	2,419,831

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,479,062)	$304,191	$(3,778,147)	$2,415,181

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Net of foreign tax withholdings of $7,523, $6,191, $10,542 and $3,316, respectively.

See Notes to Financial Statements.

www.jamfunds.com	17

THE FIRST NAME IN COMMODITY EQUITIES	STATEMENTS OF CHANGES IN NET ASSETS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND

	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010	For the Period September 21, 2009 (Inception) through December 31, 2009
OPERATIONS:
Net investment income	$1,510,430	$823,825	$199,284
Net realized gain/(loss) on investments and foreign currency transactions	7,252,630	(464,490)	(58,266)
Net change in unrealized appreciation/ (depreciation) on investments and foreign currency	(23,594,788)	11,822,126	3,091,058

Net increase/(decrease) in net assets resulting from operations	(14,831,728)	12,181,461	3,232,076

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,248,722)	(873,185)	(202,000)

Total distributions	(1,248,722)	(873,185)	(202,000)

SHARE TRANSACTIONS:
Proceeds from sale of shares	55,309,332	51,567,090	69,712,566
Cost of shares redeemed	(58,690,822)	(22,531,834)	(2,084,890)

Net increase/(decrease) from share transactions	(3,381,490)	29,035,256	67,627,676

Net increase/(decrease) in net assets	(19,461,940)	40,343,532	70,657,752

NET ASSETS:
Beginning of period	111,001,284	70,657,752	–

End of period*	$91,539,344	$111,001,284	$70,657,752

*Including (over)/undistributed net investment income of:	$192,426	$(27,176)	$(9,317)

Other Information:
SHARE TRANSACTIONS:
Beginning shares	2,250,001	1,650,000	–
Shares sold	1,050,016	1,150,001	1,700,000
Shares redeemed	(1,250,000)	(550,000)	(50,000)

Shares outstanding, end of period	2,050,017	2,250,001	1,650,000

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

18	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	STATEMENTS OF CHANGES IN NET ASSETS
JEFFERIES | TR/J CRB GLOBAL AGRICULTURE EQUITY INDEX FUND

	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010	For the Period October 27, 2009 (Inception) through December 31, 2009
OPERATIONS:
Net investment income	$97,875	$35,109	$22,578
Net realized gain on investments and foreign currency transactions	516,181	134,590	30,997
Net change in unrealized appreciation/ (depreciation) on investments and foreign currency	(2,332,520)	899,086	264,763

Net increase/(decrease) in net assets resulting from operations	(1,718,464)	1,068,785	318,338

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(73,725)	(71,522)	(25,500)

Total distributions	(73,725)	(71,522)	(25,500)

SHARE TRANSACTIONS:
Proceeds from sale of shares	13,283,828	7,283,996	3,930,030
Cost of shares redeemed	(10,188,456)	(4,673,931)	–

Net increase from share transactions	3,095,372	2,610,065	3,930,030

Net increase in net assets	1,303,183	3,607,328	4,222,868

NET ASSETS:
Beginning of period	7,830,196	4,222,868	–

End of period*	$9,133,379	$7,830,196	$4,222,868

*Including (over)/undistributed net investment income of:	$28,609	$(58)	$(2,653)

Other Information:
SHARE TRANSACTIONS:
Beginning shares	150,000	100,000	–
Shares sold	250,001	150,000	100,000
Shares redeemed	(200,000)	(100,000)	–

Shares outstanding, end of period	200,001	150,000	100,000

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

www.jamfunds.com	19

THE FIRST NAME IN COMMODITY EQUITIES	STATEMENTS OF CHANGES IN NET ASSETS
JEFFERIES | TR/J CRB GLOBAL INDUSTRIAL METALS EQUITY INDEX FUND

	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010	For the Period October 27, 2009 (Inception) through December 31, 2009
OPERATIONS:
Net investment income/(loss)	$82,480	$51,682	$(264)
Net realized gain/(loss) on investments and foreign currency transactions	367,873	(339,527)	(503)
Net change in unrealized appreciation/ (depreciation) on investments and foreign currency	(1,929,415)	592,036	310,572

Net increase/(decrease) in net assets resulting from operations	(1,479,062)	304,191	309,805

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(74,108)	(50,139)	–

Total distributions	(74,108)	(50,139)	–

SHARE TRANSACTIONS:
Proceeds from sale of shares	6,652,719	8,585,907	3,941,376
Cost of shares redeemed	(6,680,517)	(8,186,553)	–

Net increase/(decrease) from share transactions	(27,798)	399,354	3,941,376

Net increase/(decrease) in net assets	(1,580,968)	653,406	4,251,181

NET ASSETS:
Beginning of period	4,904,587	4,251,181	–

End of period*	$3,323,619	$4,904,587	$4,251,181

*Including (over)/undistributed net investment income of:	$6,499	$1,255	$(1,010)

Other Information:
SHARE TRANSACTIONS:
Beginning shares	100,000	100,000	–
Shares sold	150,000	200,000	100,000
Shares redeemed	(150,000)	(200,000)	–

Shares outstanding, end of period	100,000	100,000	100,000

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

20	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	STATEMENTS OF CHANGES IN NET ASSETS
JEFFERIES | TR/J CRB WILDCATTERS EXPLORATION & PRODUCTION EQUITY ETF

	For the Period January 1, 2011 to November 30, 2011(a)	For the Period Ended January 20, 2010 (Inception) through December 31, 2010
OPERATIONS:
Net investment loss	$(29,737)	$(4,650)
Net realized gain on investments and foreign currency transactions	1,763,771	330,835
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(5,512,181)	2,088,996

Net increase/(decrease) in net assets resulting from operations	(3,778,147)	2,415,181

SHARE TRANSACTIONS:
Proceeds from sale of shares	21,212,244	18,794,978
Cost of shares redeemed	(19,525,348)	(6,399,772)

Net increase from share transactions	1,686,896	12,395,206

Net increase/(decrease) in net assets	(2,091,251)	14,810,387

NET ASSETS:
Beginning of period	14,810,387	–

End of period*	$12,719,136	$14,810,387

*Including overdistributed net investment income of:	$–	$–

Other Information:
SHARE TRANSACTIONS:
Beginning shares	300,000	–
Shares sold	400,000	450,000
Shares redeemed	(400,000)	(150,000)

Shares outstanding, end of period	300,000	300,000

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

www.jamfunds.com	21

THE FIRST NAME IN COMMODITY EQUITIES	FINANCIAL HIGHLIGHTS
JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND For a Share Outstanding Throughout the Periods Presented

	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Period Ended September 21, 2009 (Inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$49.33		$42.82	$39.74

INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.58	(b)	0.46 (b)	0.12
Net realized and unrealized gain/(loss) on investments	(4.78)		6.54	3.08
Total from Investment Operations	(4.20)		7.00	3.20

LESS DISTRIBUTIONS:
From net investment income	(0.48)		(0.49)	(0.12)
Total Distributions	(0.48)		(0.49)	(0.12)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.68)		6.51	3.08
NET ASSET VALUE, END OF PERIOD	$44.65		$49.33	$42.82
TOTAL RETURN(c)	(8.56)%		16.60%	8.06%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$91,539		$111,001	$70,658

RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.29	%(d)	1.09%	1.53	%(d)
Operating Expenses	0.65	%(d)	0.65%	0.65	%(d)
PORTFOLIO TURNOVER RATE(e)	10%		18%	7%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

22	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	FINANCIAL HIGHLIGHTS
JEFFERIES | TR/J CRB GLOBAL AGRICULTURE EQUITY INDEX FUND For a Share Outstanding Throughout the Periods Presented

	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Period Ended October 27, 2009 (Inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$52.20		$42.23	$39.30

INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.45	(b)	0.35 (b)	0.23
Net realized and unrealized gain/(loss) on investments	(6.67)		10.34	2.96
Total from Investment Operations	(6.22)		10.69	3.19

LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.72)	(0.26)
Total Distributions	(0.31)		(0.72)	(0.26)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(6.53)		9.97	2.93
NET ASSET VALUE, END OF PERIOD	$45.67		$52.20	$42.23
TOTAL RETURN(c)	(11.97)%		25.60%	8.10%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$9,133		$7,830	$4,223

RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.96	%(d)	0.82%	3.03	%(d)
Operating Expenses	0.65	%(d)	0.65%	0.65	%(d)
PORTFOLIO TURNOVER RATE(e)	10%		16%	9%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

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THE FIRST NAME IN COMMODITY EQUITIES	FINANCIAL HIGHLIGHTS
JEFFERIES | TR/J CRB GLOBAL INDUSTRIAL METALS EQUITY INDEX FUND For a Share Outstanding Throughout the Periods Presented

	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Period Ended October 27, 2009 (Inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$49.05		$42.51	$39.41

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.74	(b)	0.42 (b)	(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	(15.85)		6.59	3.10
Total from Investment Operations	(15.11)		7.01	3.10

LESS DISTRIBUTIONS:
From net investment income	(0.70)		(0.47)	–
Total Distributions	(0.70)		(0.47)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(15.81)		6.54	3.10
NET ASSET VALUE, END OF PERIOD	$33.24		$49.05	$42.51

TOTAL RETURN(d)	(31.01)%		16.86%	7.87%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$3,324		$4,905	$4,251

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	1.87	%(e)	1.05%	(0.04	)%(e)
Operating Expenses	0.65	%(e)	0.65%	0.65	%(e)
PORTFOLIO TURNOVER RATE(f)	14%		17%	5%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)	Less than $(0.005) per share.
(d)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Annualized.
(f)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

24	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	FINANCIAL HIGHLIGHTS
JEFFERIES | TR/J CRB WILDCATTERS EXPLORATION & PRODUCTION EQUITY ETF For a Share Outstanding Throughout the Period Presented

	For the Period January 1, 2011 to November 30, 2011(a)		For the Period January 20, 2010 (Inception) through December 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$49.37		$40.23

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.07)		(0.03)
Net realized and unrealized gain/(loss) on investments	(6.90)		9.17
Total from Investment Operations	(6.97)		9.14

NET INCREASE IN NET ASSET VALUE	(6.97)		9.14
NET ASSET VALUE, END OF PERIOD	$42.40		$49.37

TOTAL RETURN(c)	(14.12)%		22.72%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$12,719		$14,810

RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.16	)%(d)	(0.08	)%(d)
Operating Expenses	0.65	%(d)	0.65	%(d)
PORTFOLIO TURNOVER RATE(e)	14%		34%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

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THE FIRST NAME IN COMMODITY EQUITIES	NOTES TO FINANCIAL STATEMENTS
November 30, 2011

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2011, the Trust consists of seven separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF (the “Funds”). The investment objective of the Funds is to seek investment results that correspond generally to the price and yield (before the Funds’ fees and expenses) of the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index, the Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index and the Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index (the “Underlying Indices”), respectively.

The Funds’ Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Funds issue and redeem Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Funds’ NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NAS-DAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

26	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	NOTES TO FINANCIAL STATEMENTS
November 30, 2011

B. Foreign Currency Translation and Foreign Investments

The Funds invest in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. Corporations. The accounting records of the Funds are maintained in U.S. dollars. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Amounts related to the purchases and sales of securities and investment income are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended November 30, 2011, permanent book and tax differences resulting primarily from differing treatment of foreign currency and in-kind transactions were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$(42,106)	$(8,114,581)	$8,156,687
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	4,517	(638,131)	633,614
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	(3,128)	(408,574)	411,702
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	29,737	(2,198,570)	2,168,833

Included in the amounts reclassified was a net operating loss offset to Paid in Capital of:

Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	$49,926

Net investment income/(loss) and net realized (loss), as disclosed on the Statements of Operations, and net assets were not affected by this reclassification.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

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THE FIRST NAME IN COMMODITY EQUITIES	NOTES TO FINANCIAL STATEMENTS
November 30, 2011

At November 30, 2011, the Funds had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Expiring December 31, 2018
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$684,426
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	0
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	110,168
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	0

At November 30, 2011, the Funds have available for tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$856,228	$177,522
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	105,872	3,014
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	29,207	41,384
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	353,754	192,142

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Funds, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

The tax character of the distributions paid was as follows:

	Period Ended November 30, 2011 Distributions paid from: Ordinary Income	Period Ended December 31, 2010 Distributions paid from: Ordinary Income
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$1,248,722	$873,185
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	73,725	71,522
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	74,108	50,139
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	0	0

As of November 30, 2011, the components of distributable earnings on a tax basis for the Funds were as follows:

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
Undistributed net investment income	$192,405	$28,609	$6,487	$71,709
Accumulated Capital (losses)	(1,718,176)	(107,107)	(180,759)	(545,896)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(9,314,047)	(1,186,260)	(1,053,846)	(3,400,485)
Other Cumulative Effect of Timing Differences	21	0	12	0
Total	$(10,839,797)	$(1,264,758)	$(1,228,106)	$(3,874,672)

The differences between book-basis and tax-basis are primarily due to the deferral of post-October losses and the differing treatment of certain other investments.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

28	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	NOTES TO FINANCIAL STATEMENTS
November 30, 2011

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended November 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009 through November 30, 2011, the Funds’ returns will be open to examination by the appropriate taxing authority.

G. Fair Value Measurements

The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Jefferies | TR/J CRB Global Commodity Equity Index Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$91,161,528	$–	$–	$91,161,528
TOTAL	$91,161,528	$–	$–	$91,161,528
Jefferies | TR/J CRB Global Agriculture Equity Index Fund
Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$9,087,652	$–	$–	$9,087,652
TOTAL	$9,087,652	$–	$–	$9,087,652
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund
Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$3,294,024	$–	$–	$3,294,024
TOTAL	$3,294,024	$–	$–	$3,294,024

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THE FIRST NAME IN COMMODITY EQUITIES	NOTES TO FINANCIAL STATEMENTS
November 30, 2011

Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$12,698,526	$–	$–	$12,698,526
Warrants	–	–	–	–
TOTAL	$12,698,526	$–	$–	$12,698,526

*	For detailed country descriptions, see the accompanying Schedule of Investments.

For the period ended November 30, 2011, the Funds did not have any significant transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Funds pay the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Funds’ average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Funds, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Funds.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Funds.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Funds.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$12,970,251	$13,518,207
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	1,224,699	1,108,832
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	678,389	706,497
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	2,802,974	2,835,513

For the period ended November 30, 2011, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$51,637,309	$54,640,289
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	5,937,328	2,747,705
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	2,175,264	2,207,885
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	17,648,778	15,953,141

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

30	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	NOTES TO FINANCIAL STATEMENTS
November 30, 2011

As of November 30, 2011, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
Gross Appreciation (excess of value over tax cost)	$2,799,615	$93,403	$2,020	$616,349
Gross Depreciation (excess of tax cost over value)	(12,115,514)	(1,279,927)	(1,055,800)	(4,016,906)

Net Appreciation (depreciation) of foreign currency and derivatives	1,852	264	(66)	72

Net Unrealized (Depreciation)	$(9,314,047)	$(1,186,260)	$(1,053,846)	$(3,400,485)

Cost of investments for income tax purposes	$100,477,427	$10,274,176	$4,347,804	$16,099,083

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Funds on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8.SUBSEQUENT EVENTS

On December 12, 2011, during a meeting of the Board of Trustees, it was decided to liquidate Jefferies| TR/J CRB Global Agriculture Equity Index Fund (CRBA) and Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund (CRBI) (collectively, the “Funds”). The Funds closed to new investors on December 22, 2011 and liquidated on December 28, 2011.

www.jamfunds.com	31

THE FIRST NAME IN COMMODITY EQUITIES	ADDITIONAL INFORMATION
November 30, 2011 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

Shareholder Meeting

A Special Meeting of the Shareholders was held on October 14, 2011 for the purpose of voting on a proposal to approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Funds, and ALPS Advisors, Inc. The proposal passed and the results are noted below.

Proposal 1: To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Funds, and ALPS Advisors, Inc.:

	Number of Votes
	Record Date Votes	Affirmative	Against	Abstain	Uninstructed
Jefferies | TR/J CRB Global Commodity Equity Index Fund	1,436,536.627	1,308,544.328	49,602.098	14,388.201	64,002.000
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	128,019.101	101,997.101	1,129.000	1,729.000	23,164.000
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	52,757.991	40,587.991	500.000	440.000	11,230.000
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	179,026.283	137,608.283	4,247.000	4,646.000	32,525.000

	Percentages of Total Outstanding
	Affirmative	Against	Abstain	Uninstructed
Jefferies | TR/J CRB Global Commodity Equity Index Fund	48.464%	1.837%	0.534%	2.370%
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	40.799%	0.452%	0.690%	9.266%
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	40.588%	0.500%	0.440%	11.230%
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	39.317%	1.213%	1.327%	9.293%

	Percentages of Voted
	Affirmative	Against	Abstain	Uninstructed
Jefferies | TR/J CRB Global Commodity Equity Index Fund	91.090%	3.453%	1.002%	4.455%
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	79.673%	0.882%	1.351%	18.094%
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	76.932%	0.948%	0.834%	21.286%
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	76.865%	2.372%	2.595%	18.168%

32	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
November 30, 2011

At an in-person meeting held on July 26, 2011, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated a proposal to approve a new Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Investment Adviser”) with respect to the Jefferies|TR/J CRB Global Agriculture Equity Index Fund, Jefferies |TR/J CRB Global Commodity Equity Index Fund, Jefferies|TR/J CRB Global Industrial Metals Equity Index Fund, and Jefferies/TR/J CRB Wildcatters Exploration & Production Equity ETF (the “Funds”).

Consideration by the Board of this new Advisory Agreement was necessary because ALPS Holdings, Inc. (“ALPS Holdings”), parent company to the Investment Adviser, had agreed to be acquired by DST Systems, Inc. (“DST”) (the “Transaction”). Because ALPS Holdings would be acquired by DST, the Investment Adviser would thereby undergo a change in control, which would be deemed to be an “assignment” of the existing investment advisory agreement under the 1940 Act. As required by the 1940 Act, the existing investment advisory agreement provided for its automatic termination in the event of an assignment, and would therefore terminate upon the closing of the Transaction. In order for the Investment Adviser to continue as each Fund’s investment adviser, the Board and the Funds’ shareholders would have to approve a new Advisory Agreement with the Investment Adviser, which would take effect upon the closing of the Transaction.

In evaluating the new Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered. The Board considered whether the new Advisory Agreement would be in the best interests of each Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement; (ii) the investment performance of the Funds; (iii) the expenses borne by each Fund under the unitary fee arrangement of the Advisory Agreement; (iv) the estimated profitability of the Investment Adviser and its affiliates from their relationship with the Funds; (v) potential fall-out benefits to the Investment Adviser from its relationship with each Fund; and (vi) other general information about the Investment Adviser and its affiliates. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services to be provided by the Investment Adviser, including the portfolio management services to be provided, in light of the investment objective of the respective Fund. The Board considered that, following the Transaction, each Fund would be managed by senior personnel at the Investment Adviser. In that regard, the Board considered the history of care and conscientiousness in supervising the management of each Fund provided by such personnel. The Board considered the background and capabilities of such personnel in connection with the advisory services that they would provide to each Fund following the Transaction. The Board also considered the compliance records of the Investment Adviser. The Board considered representations from DST that it intended to retain all key management and personnel of ALPS Holdings and the Investment Adviser, and that DST did not anticipate that the Investment Adviser would undergo any changes to its structure, business strategy or services as a result of the Transaction. The Board also considered the Investment Adviser’s representation that the manner in which each Fund’s assets would be managed would not change as a result of the Transaction. Finally, the Board also considered its and the Funds’ association with the current personnel employed by the Investment Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Adviser to the Funds were appropriate and consistent with the terms of the new Advisory Agreement, and that each Fund was likely to benefit from services provided under its new Advisory Agreement. The Board also concluded that the quality of the services to be provided by the senior advisory personnel employed by the Investment Adviser was expected to be consistent with or superior to quality norms in the industry, and that the Investment Adviser would have sufficient personnel, with the appropriate education and experience, to serve each Fund effectively. The Board also concluded that the Investment Adviser had demonstrated a continuing ability to attract and retain well-qualified personnel (and noted the Investment Adviser’s representations that no changes were anticipated with respect to the Investment Adviser’s compensation and incentive programs), and that the structure of the Investment Adviser’s operations was sufficient to retain and properly motivate the Funds’ current senior advisory personnel. Finally, the Board concluded that the financial condition of DST, ALPS Holdings and the Investment Adviser was sound.

Investment Performance

The Board also reviewed investment performance information of each Fund and its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and each Fund.

www.jamfunds.com	33

THE FIRST NAME IN COMMODITY EQUITIES	BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
November 30, 2011

Costs of the Services to be Provided to the Funds

The Board reviewed the fees to be paid by each Fund to the Investment Adviser, noting that the rates of fees to be paid under the new Advisory Agreement were the same fee rates the Funds currently paid. The Board noted that the advisory fee paid to the Investment Adviser by each Fund was a unitary fee pursuant to which the Investment Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services) other than the payments under the new Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered the Investment Adviser’s representation that it did not intend to raise any of its advisory or administration fees paid by the Funds for at least two years following the Transaction.

The Board reviewed comparative fee information of each Fund’s advisory contracts, including information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds. The Board considered the fact that each Fund’s fees were generally comparable to the fees charged to similar funds. The Board concluded that the management fees payable by each Fund to the Investment Adviser were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

Projected Profitability and Costs of Services to the Investment Adviser and Potential “Fall-Out” Benefits

The Board reviewed reports of the financial position of the Investment Adviser. The Board considered the projected profitability of ALPS Holdings’ overall relationship with the Funds, which included fees payable to the Investment Adviser for advisory services. The Board noted that since the Funds were subject to a unitary fee arrangement with the Investment Adviser pursuant to the new Advisory Agreement, there were no other fees payable to other ALPS Holdings affiliates for non-advisory services, and concluded that the projected profitability of ALPS Holdings was reasonable in relation to the services to be provided and to the costs of providing services to each Fund.

The Board also considered any potential “fall-out” benefits that the Investment Adviser might receive because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits. The Board acknowledged the Investment Adviser’s well-established stand-alone management relationships independent of each Fund and the regulatory and entrepreneurial risks each assumed in connection with the management of each Fund.

Economies of Scale

The Board reviewed each Fund’s assets under management, and noted that because of each Fund’s unitary fee arrangement, consideration of economies of scale was not a relevant factor to each Fund.

Conclusion

Based on its evaluation, the Board unanimously concluded that the terms of the new Advisory Agreement were reasonable, fair and in the best interests of each Fund and its shareholders. The Board believed that the new Advisory Agreement would enable each Fund to continue to enjoy the high-quality investment management services it had received in the past from the Investment Adviser, at fee rates identical to the present rates, which the Board deemed appropriate, reasonable and in the best interests of each Fund and its shareholders.

34	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	TRUSTEES & OFFICERS
November 30, 2011 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 71	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	21	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (17 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 35	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of Financial Investors Trust (17 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.
Rick A. Pederson, age 59	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not- for-profit organization), 2004 – present.

				7	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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THE FIRST NAME IN COMMODITY EQUITIES	TRUSTEES & OFFICERS
November 30, 2011 (Unaudited)

INTERESTED TRUSTEE***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, age 45	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				12	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

36	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	TRUSTEES & OFFICERS
November 30, 2011 (Unaudited)

OFFICERS

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 35	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund.

Kimberly R. Storms, age 39	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 59	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 47	Secretary	Since December 2008

Ms.Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms.Tyler joined ALPS in 2004. EShe served as Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

Monette R. Nickels, age 40	Tax Officer	Since December 2009

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of Financial Investors Trust, Liberty All- Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Financial Investors Variable Insurance Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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THE FIRST NAME IN COMMODITY EQUITIES	NOTES

38	Annual Report | November 30, 2011

THE FIRST NAME IN COMMODITY EQUITIES	NOTES

www.jamfunds.com	39

THE FIRST NAME IN COMMODITY EQUITIES	NOTES

40	Annual Report | November 30, 2011

CRB-EQ
THOMSON REUTERS | JEFFERIES

THE FIRST NAME
IN COMMODITY EQUITIES

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the ETFs.

JEF000465 7/31/12

Alerian MLP ETF	Table of Contents

www.alpsfunds.com | 866.513.5856

Alerian MLP ETF	Shareholder Letter
November 30, 2011

Dear Shareholders:

When ALPS launched its Exchange Traded Fund (“ETF”) Trust in 2008 our goal was to bring innovative solutions to the ETF industry that provide investors with access to a unique market segment or strategy. The launch of Alerian MLP ETF in August of 2010 epitomized that philosophy as we were able to bring the market the world’s first Master Limited Partnership (“MLP”) ETF under the ticker symbol AMLP.

Investors have long been attracted to the high historical distribution yields and tax efficiency of the MLP asset class. However, investing in individual MLPs can be complex from a diversification and tax reporting perspective. AMLP provides diversified access to the MLP asset class with 1099 Tax Reporting, IRA and 401-k eligibility, and the transparency(1), liquidity(2) and low cost benefits(3) of the ETF structure. We believe this combination of factors makes AMLP a viable option for many investors that are looking to participate in the MLP sector.

In the pages that follow our Fund managers have provided a performance overview. We thank you for your investment and for being an AMLP shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc.
(1)	ETFs are considered transparent because their portfolio holdings are disclosed daily.
(2)	Liquidity is the degree to which an asset or security can be bought or sold in the market without affecting the asset’ price. Liquidity is characterized by a high level of trading activity.
(3)	Ordinary Brokerage Fees Apply.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The Fund invests primarily in energy infrastructure companies which may be adversely affected by changes in worldwide energy prices, exploration, production spending, government regulation, changes in exchange rates and depletion of natural resources.

All K-1s are received and processed by the Alerian MLP ETF. The Alerian MLP ETF distributes a single Form 1099 to its shareholders. This notice is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

There are risks involved with investing in ETFs including the loss of money. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

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Annual | November 30, 2011

Alerian MLP ETF	Performance Overview
November 30, 2011

Fund Description

The Alerian MLP ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index. The Fund began trading on August 25, 2010.

The Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities.

Performance Overview

For the 11 month period ended November 30, 2011, the Alerian MLP Infrastructure Index (AMZI) gained 10.3% on a total return basis, as compared to the S&P 500 return of 0.9%. In a year where U.S. Treasuries fell below 2%, investors sought out higher-yielding asset classes with records of stable and growing distributions more than ever. With yields averaging 6% for the year and distribution growth of 5.2% (third quarter 2011 versus third quarter 2010) for the AMZI, Master Limited Partnerships fit the profile for many investors’ appetite for yield.

Various MLP pooled products – such as exchange traded funds (ETFs), exchange traded notes (ETNs), mutual funds, and closed-end funds – have created more accessibility to the asset class. For the year, total assets from such products increased by $4.1 billion to $16.2 billion, of which, roughly $1.4 billion of the increase was from the Alerian MLP ETF (AMLP).

MLPs raised $12.8 billion in total equity via 57 follow-on offerings, an increase from the $11.9 billion raised in 2010. Also, this was the first year that an MLP raised over $600 million overnight, an event that occurred not only once, but on two occasions. Additionally, nearly $4.7 billion was raised between twelve initial public offerings (IPOs) in 2011.

While the infrastructure focus for the past few years has been largely natural gas related in areas such as the Barnett, Haynesville, and Fayetteville, this year’s focus has primarily been on natural gas liquids (NGL) takeaway from areas such as the Eagle Ford, Marcellus, and Niobrara or crude oil takeaway from the Canada, the Bakken, the Permian, and particularly at the Cushing, Oklahoma hub.

Given the highly competitive environment for infrastructure in such areas, there has been a growing trend of MLP-MLP or MLP-producer joint ventures utilized to minimize risk. On the liquids front, several projects have been announced to take NGLs to the Mont Belvieu NGL hub in Texas, both from Conway, Kansas and from the Marcellus, areas where liquids drilling continue to increase. On the crude front, the largest story for the year has been solutions to relieve the supply glut at the Cushing, Oklahoma hub from crude flowing southward from the oil sands in Canada and the Bakken in Montana. As the Keystone XL pipeline’s future remains in legislative limbo, it has created opportunities for several MLPs to enter the “crude oil takeaway from Oklahoma to the Gulf Coast” race – either by reversing current crude oil pipelines, converting current natural gas pipelines, or building a new pipeline.

2
www.alpsfunds.com | 866.513.5856

Alerian MLP ETF	Performance Overview
November 30, 2011

This year marked a major year for MLP corporate acquisitions (proposals, at least). Notably, two of the larger proposals have been made at the publicly traded MLP general partner level, rather than the LP level: Kinder Morgan Inc (KMI) for El Paso Corporation (EP) and Energy Transfer Equity (ETE) for Southern Union (SUG).

Looking forward to 2012, some trends that may emerge include exploration and production (E&P) companies or private equity firms spinning off their midstream assets into MLPs, infrastructure projects in the Utica, or more export capacity out of Mont Belvieu (potentially internationally).

Overall, with plenty of organic investment opportunities and low cost of capital to pursue acquisitions, MLPs are expected to continue generating stable cash flows and distributing consistent distributions over the next several decades.

Alerian MLP ETF Performance as of November 30, 2011

	5 Month	YTD	1 Year	Since Inception Annualized*
NAV	2.83%	5.93%	7.20%	11.73%
Market Price**	2.77%	5.80%	7.13%	11.68%
Alerian MLP Infrastructure Index	4.76%	10.29%	12.46%	19.36%

Total Expense Ratio (per the current prospectus) 0.85%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. One cannot invest directly in an index. Index performance does not reflect fund performance.

*	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the Exchange, of August 25, 2010.

**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships.

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Annual | November 30, 2011

Alerian MLP ETF	Performance Overview
November 30, 2011

Top 10 Holdings* as of November 30, 2011

Kinder Morgan Energy Partners LP	10.1%
Enterprise Products Partners LP	9.9%
Magellan Midstream Partners LP	7.0%
Plains All American Pipeline LP	7.0%
Energy Transfer Partners LP	6.5%
Buckeye Partners LP	6.1%

ONEOK Partners LP	5.2%
MarkWest Energy Partners LP	5.0%
Enbridge Energy Partners LP	4.9%
Williams Partners LP	4.8%
Percent of Total Investments in Top Ten Holdings:	66.5%

* % of Total Investments.

   Holdings are subject to change.

Growth of $10k as of November 30, 2011

Comparison of Change in Value of $10,000 Investment in Alerian MLP ETF and Alerian MLP Infrastructure Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Alerian MLP ETF	Disclosure of Fund Expenses (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at July 1, 2011, and held through the period ended November 30, 2011.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 11/30/11	Expense Ratio	Expenses Paid During the Period 7/1/11 - 11/30/11
Actual	$1,000.00	$1,028.30	0.85%	$3.61	(a)
Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33	(b)

(a)

Effective March 7, 2011, the Board approved changing the fiscal year end of the the Fund from December 31 to November 30. Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (153), then divided by 365.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

5
Annual | November 30, 2011

Alerian MLP ETF	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Alerian MLP ETF, one of the funds constituting the ALPS ETF Trust (the “Trust”) as of November 30, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the period then ended and the period August 25, 2010 (inception) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alerian MLP ETF of the ALPS ETF Trust as of November 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended and the period August 25, 2010 (inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 27, 2012

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Alerian MLP ETF	Schedule of Investments
November 30, 2011

Security Description	Shares	Value

Master Limited Partnerships Shares (102.99%)
Energy (1.51%)
Chesapeake Midstream Partners LP	536,536	$14,062,609
Exterran Partners LP	542,382	11,775,113

		25,837,722

Gathering & Processing (20.36%)
Copano Energy LLC	1,441,926	47,727,751
DCP Midstream Partners LP	717,557	30,790,371
MarkWest Energy Partners LP	1,656,739	88,867,480
Targa Resources Partners LP	1,604,251	60,207,540
Western Gas Partners LP	964,505	36,342,548
Williams Partners LP	1,463,114	84,948,399

		348,884,089

Natural Gas Pipelines (35.98%)
Boardwalk Pipeline Partners LP	1,606,551	41,706,064
El Paso Pipeline Partners LP	2,153,044	70,555,252
Energy Transfer Partners LP	2,635,015	115,308,256
Enterprise Products Partners LP	3,848,958	175,089,099
ONEOK Partners LP	1,807,858	91,405,301
Regency Energy Partners LP	2,633,280	60,591,773
Spectra Energy Partners LP	778,435	23,563,227
TC Pipelines LP	802,083	38,163,109

		616,382,081

Petroleum Transportation (45.14%)
Buckeye Partners LP	1,683,476	107,405,769
Crosstex Energy LP	732,987	11,383,288
Enbridge Energy Partners LP	2,764,518	85,617,123
Genesis Energy LP	999,774	26,084,104
Kinder Morgan Energy Partners LP	2,276,800	178,045,760
Magellan Midstream Partners LP	1,941,000	124,185,180
NuStar Energy LP	1,166,005	63,943,714
Plains All American Pipeline LP	1,912,722	124,059,149
Sunoco Logistics Partners LP	510,490	52,713,197

		773,437,284

Total Master Limited Partnerships Shares (Cost $1,633,843,730)		1,764,541,176

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Annual | November 30, 2011

Alerian MLP ETF	Schedule of Investments
November 30, 2011

Value
Total Investments (102.99%) (Cost $1,633,843,730)	$1,764,541,176

Net Liabilities Less Other Assets (-2.99%)	(51,154,065)

Net Assets (100.00%)	$1,713,387,111

Common Abbreviations:

LLC - Limited Liability Company.

LP - Limited Partnerships.

See Notes to Financial Statements.
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Alerian MLP ETF	Statement of Assets & Liabilities
November 30, 2011

Assets:
Investments, at value	$1,764,541,176
Cash	3,827,223
Receivable for shares sold	20,723,520
Deferred tax asset	2,494,257

Total Assets	1,791,586,176

Liabilities:
Payable for investments purchased	20,743,626
Current tax payable	5,635,571
Deferred tax liability	50,683,811
Payable to advisor	1,136,057

Total Liabilities	78,199,065

Net Assets	$1,713,387,111

Net Assets Consist Of:
Paid-in capital	$1,633,880,245
Distributions in excess of net investment loss, net of income taxes	(5,968,191)
Accumulated net realized gain on investments, net of income taxes	3,779,994
Net unrealized appreciation on investments, net of income taxes	81,695,063

Net Assets	$1,713,387,111

Investments, At Cost	$1,633,843,730

Pricing Of Shares
Net Assets	$1,713,387,111
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	107,276,019
Net Asset Value, offering and redemption price per share	$15.97

See Notes to Financial Statements.

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Annual | November 30, 2011

Alerian MLP ETF	Statements of Operations

	For the Period January 1, 2011 to November 30, 2011(a)	For the Period August 25, 2010 (Inception) to December 31, 2010

Investment Income:
Distributions from master limited partnerships	$71,324,489	$5,103,415
Less return of capital distributions	(71,324,489)	(5,103,415)

Total Investment Income	–	–

Expenses:
Investment advisory fee	8,693,575	854,455

Total Expenses	8,693,575	854,455

Net Investment Loss, before Income Taxes	(8,693,575)	(854,455)

Income tax (expense)/benefit	3,251,178	328,661

Net Investment Loss	(5,442,397)	(525,794)

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments, before income taxes	23,993,717	(1,582,645)
Income tax (expense)/benefit	(9,011,335)	608,754

Net realized gain/(loss) on investments	14,982,382	(973,891)

Net change in unrealized appreciation on investments, before income taxes	95,035,171	35,662,275
Income tax (expense)/benefit	(35,285,113)	(13,717,270)

Net change in unrealized appreciation on investments	59,750,058	21,945,005

Net Realized and Unrealized Gain	74,732,440	20,971,114

Net Increase in Net Assets from Operations	$69,290,043	$20,445,320

(a)	Effective March 7, 2011 the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

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Alerian MLP ETF	Statements of Changes in Net Assets

	For the Period January 1, 2011 to November 30, 2011(a)	For the Period August 25, 2010 (Inception) to December 31, 2010

Operations:
Net investment loss	$(5,442,397)	$(525,794)
Net realized gain/(loss) on investments	14,982,382	(973,891)
Net change in unrealized appreciation on investments	59,750,058	21,945,005

Net increase in net assets resulting from operations	69,290,043	20,445,320

Distributions To Shareholders:
From net realized gains	(10,228,497)	–
Tax return of capital	(62,790,879)	(5,380,298)

Total distributions	(73,019,376)	(5,380,298)

Share Transactions:
Proceeds from sale of shares	1,189,599,389	596,401,556
Cost of shares redeemed	(83,949,523)	–

Net increase from share transactions	1,105,649,866	596,401,556

Net increase in net assets	1,101,920,533	611,466,578

Net Assets:
Beginning of period	611,466,578	–

End of period*	$1,713,387,111	$611,466,578

*Including distributions in excess of net investment loss, net of income taxes of:	$(5,968,191)	$(525,794)

Other Information:
Share Transactions:
Beginning shares	38,100,000	–
Shares sold	74,576,019	38,100,000
Shares redeemed	(5,400,000)	–

Shares outstanding, end of period	107,276,019	38,100,000

(a)	Effective March 7, 2011 the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

See Notes to Financial Statements.

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Annual | November 30, 2011

Alerian MLP ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period Janurary 1, 2011 to November 30, 2011(a)		For the Period August 25, 2010 (Inception) to December 31, 2010
Net Asset Value, Beginning of Period	$16.05		$15.00

Income From Operations:
Net investment loss(b)	(0.08)		(0.03)
Net realized and unrealized gain on investments	1.00		1.33
Total from Investment Operations	0.92		1.30

Less Distributions:
From net realized gains	(0.14	)(b)	–
From tax return of capital	(0.86)		(0.25)
Total Distributions	(1.00)		(0.25)
Net Increase/(Decrease) In Net Asset Value	(0.08)		1.05

Net Asset Value, End Of Period	$15.97		$16.05

Total Return(c)	5.93%		8.66%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,713,387		$611,467

Ratios To Average Net Assets:
Ratio of expenses (including net deferred tax expense) to average net assets(e)	4.86	%(d)	13.56	%(d)
Ratio of expenses (including deferred tax benefit) to average net assets(f)	0.53	%(d)	0.52	%(d)
Ratio of expenses (excluding net deferred tax expenses/benefits) to average net assets	0.85	%(d)	0.85	%(d)
Ratio of net investment loss (including deferred tax benefit) to average net assets	(0.53	%)(d)	(0.52	%)(d)
Ratio of net investment loss (excluding deferred tax benefit) to average net assets	(0.85	%)(d)	(0.85	%)(d)
Portfolio Turnover Rate(g)	10%		12%

(a)	Effective March 7, 2011 the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Calculated using average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Includes amount of deferred taxes/benefits for all components of the Statement of Operations.
(f)	Includes amount of deferred tax benefit associated with net investment income.
(g)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

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Alerian MLP ETF	Notes to Financial Statements
November 30, 2011

1. Organization

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2011, the Trust consists of seven separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF (the “Fund”), which commenced investment operations on August 24, 2010 and began trading on the exchange on August 25, 2010. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance (before the Fund’s fees and expenses) of its underlying index, the Alerian MLP Infrastructure Index (the “Index”).

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

B. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

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Annual | November 30, 2011

Alerian MLP ETF	Notes to Financial Statements
November 30, 2011

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

The Fund intends to declare and make quarterly distributions, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended November 30, 2011, the Fund distributed $73,019,376 of which $62,790,879 was characterized as return of capital and $10,228,497 characterized as net investment income from MLP distributions received.

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Alerian MLP ETF	Notes to Financial Statements
November 30, 2011

The Fund also expects that a portion of the distributions it receives from MLPs may be treated as a tax deferred return of capital, thus reducing the Fund’s current tax liability. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

E. Federal Income Taxation

The Fund is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

15
Annual | November 30, 2011

Alerian MLP ETF	Notes to Financial Statements
November 30, 2011

The Fund recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying statement of operations. Accrued interest and penalties are included within the related tax liability line in the balance sheet.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

	November 30, 2011
	Current	Deferred	Total
Federal	5,304,722	33,251,895	38,556,617

State	330,849	2,157,804	2,488,653
Total tax expense	5,635,571	35,409,699	41,045,270

	December 31, 2010
	Current	Deferred	Total
Federal	0	12,779,885	12,779,885
State	0	0	0
Total tax expense	0	12,779,885	12,779,885

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

	As of November 30, 2011	As of December 31, 2010
Deferred tax assets:

Income recognized from MLP investments	2,494,257	0
Loss carryforwards	0	937,415

Less Deferred tax liabilities:

Net unrealized gain on investment securities	(50,683,811)	(13,717,270)
Net Deferred tax liability	(48,189,554)	(12,779,855)

Although the Fund currently has a net deferred tax liability, it reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

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Alerian MLP ETF	Notes to Financial Statements
November 30, 2011

Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the recording of a valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

	January 1 to November 30, 2011	Inception to December 31, 2010

Income tax expense at statutory rate	38,617,363	11,628,811

State income taxes (net of federal benefit)	2,795,518	1,151,044

Change in estimated state deferred rate	(320,414)	0

Other	(47,197)	0
Net income tax expense	41,045,270	12,779,855

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

	January 1 to November 30, 2011	Inception to December 31, 2010

Unrecognized tax benefit – Beginning	0	0

Gross increases – tax positions in prior period	0	0

Gross decreases – tax positions in prior period	0	0

Gross increases – tax positions in current period	0	0

Settlement	0	0

Lapse of statute of limitations	0	0

Unrecognized tax benefit – Ending	0	0

17
Annual | November 30, 2011

Alerian MLP ETF	Notes to Financial Statements
November 30, 2011

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from Inception to November 30, 2011, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax periods ended November 30, 2010 and 2011 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	As of November 30, 2011	As of December 31, 2010

Gross unrealized appreciation – investment securities	164,199,507	34,573,293

Gross unrealized depreciation – investment securities	(29,342,979)	(448,944)
Net Unrealized appreciation – investment securities	134,856,528	34,124,349
Cost basis of investments	1,629,684,649	590,516,205

F. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

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Alerian MLP ETF	Notes to Financial Statements
November 30, 2011

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships Shares	$1,764,541,176	$–	$–	$1,764,541,176
TOTAL	$1,764,541,176	$–	$–	$1,764,541,176

*	For detailed descriptions of sectors, see the accompanying Schedule of Investments.

For the period ended November 30, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. Investment Advisory Fee and Other Affiliated Transactions

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.85% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fee of the Index Provider, and the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, other than taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation not incurred in the ordinary course of the Fund’s business.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

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Annual | November 30, 2011

Alerian MLP ETF	Notes to Financial Statements
November 30, 2011

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. Purchases and Sales of Securities

For the period ended November 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Purchases	Sales

$113,254,478	$185,567,655

For the period ended November 30, 2011, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales

$1,190,142,601	$25,633,201

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. Capital Share Transactions

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. Master Limited Partnerships

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner

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Alerian MLP ETF	Notes to Financial Statements
November 30, 2011

and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

7. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

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Annual | November 30, 2011

Alerian MLP ETF	Additional Information
November 30, 2011 (Unaudited)

Proxy Voting Policies And Procedures

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsfunds.com.

Portfolio Holdings

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http:// www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsfunds. com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

Shareholder Meeting

A Special Meeting of the Shareholders was held on October 14, 2011 for the purpose of voting on a proposal to approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc. The proposal passed and the results are noted below.

Proposal 1: To approve a new Investment Advisory Agreement between ALPS ETF Trust, on behalf of the Fund, and ALPS Advisors, Inc.:

Number of Votes
Record Date Votes	Affirmative	Against	Abstain	Uninstructed
43,493,935,378	41,288,133,282	728,509,294	802,421,802	674,871,000

Percentages of Total Outstanding				Percentages of Voted
Affirmative	Against	Abstain	Uninstructed	Affirmative	Against	Abstain	Uninstructed
52.726%	0.930%	1.025%	0.862%	94.928%	1.675%	1.845%	1.552%

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Alerian MLP ETF	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2011 (Unaudited)

At an in-person meeting held on July 26, 2011, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated a proposal to approve a new Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ALPS Advisors, Inc. (the “Investment Adviser”) with respect to Alerian MLP ETF (the “Fund”).

Consideration by the Board of this new Advisory Agreement was necessary because ALPS Holdings, Inc. (“ALPS Holdings”), parent company to the Investment Adviser, had agreed to be acquired by DST Systems, Inc. (“DST”) (the “Transaction”). Because ALPS Holdings would be acquired by DST, the Investment Adviser would thereby undergo a change in control, which would be deemed to be an “assignment” of the existing investment advisory agreement under the 1940 Act. As required by the 1940 Act, the existing investment advisory agreement provided for its automatic termination in the event of an assignment, and would therefore terminate upon the closing of the Transaction. In order for the Investment Adviser to continue as the Fund’s investment adviser, the Board and the Fund’s shareholders would have to approve a new Advisory Agreement with the Investment Adviser, which would take effect upon the closing of the Transaction.

In evaluating the new Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but includes the principal matters it considered. The Board considered whether the new Advisory Agreement would be in the best interests of the Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund under the unitary fee arrangement of the Advisory Agreement; (iv) the estimated profitability of the Investment Adviser and its affiliates from their relationship with the Fund; (v) potential fall-out benefits to the Investment Adviser from its relationship with the Fund; and (vi) other general information about the Investment Adviser and its affiliates. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services to be provided by the Investment Adviser, including the portfolio management services to be provided, in light of the investment objective of the Fund. The Board considered that, following the Transaction, the Fund would be managed by senior personnel at the Investment Adviser. In that regard, the Board considered the history of care and conscientiousness in supervising the management of the Fund provided by such personnel. The Board considered the background and capabilities of such personnel in connection with the advisory services that they would provide to the Fund following the Transaction. The Board also considered the compliance records of the Investment Adviser. The Board considered representations from DST that it intended to retain all key management and personnel of ALPS Holdings and the Investment Adviser, and that DST did not anticipate that the Investment Adviser would undergo any changes to its structure, business strategy or services as a result of the Transaction. The Board also considered the Investment Adviser’s representation that the manner in which the Fund’s assets would be managed would not change as a result of the Transaction. Finally, the Board also considered its and the Fund’s association with the current personnel employed by the Investment Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Adviser to the Fund were appropriate and consistent with the terms of the new Advisory Agreement, and that the Fund was likely to benefit from services provided under its new Advisory Agreement. The Board also concluded that the quality of the services to be provided by the senior advisory personnel employed by the Investment Adviser was expected to be consistent with or superior to quality norms in the industry, and that the Investment Adviser would have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively. The Board also concluded that the Investment Adviser had demonstrated a continuing ability to attract and retain well-qualified personnel (and noted the Investment Adviser’s representations that no changes were anticipated with respect to the Investment Adviser’s

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Annual | November 30, 2011

Alerian MLP ETF	Board Considerations Regarding Approval of Investment Advisory Agreement
November 30, 2011 (Unaudited)

compensation and incentive programs), and that the structure of the Investment Adviser’s operations was sufficient to retain and properly motivate the Fund’s current senior advisory personnel. Finally, the Board concluded that the financial condition of DST, ALPS Holdings and the Investment Adviser was sound.

Investment Performance

The Board also reviewed investment performance information of the Fund and its benchmark index. The Board evaluated the correlation and tracking error between the underlying index and the Fund.

Costs of the Services to be Provided to the Fund

The Board reviewed the fees to be paid by the Fund to the Investment Adviser, noting that the rate of fees to be paid under the new Advisory Agreement was the same fee rate the Fund currently paid. The Board noted that the advisory fee paid to the Investment Adviser by the Fund was a unitary fee pursuant to which the Investment Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, advisory, fund administration, legal, audit and other services) other than the payments under the new Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered the Investment Adviser’s representation that it did not intend to raise any of its advisory or administration fees paid by the Fund for at least two years following the Transaction.

The Board reviewed comparative fee information of the Fund’s advisory contracts, including information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board considered the fact that the Fund’s fees were generally comparable to the fees charged to similar funds. The Board concluded that the management fees payable by the Fund to the Investment Adviser were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies.

Projected Profitability and Costs of Services to the Investment Adviser and Potential “Fall-Out” Benefits

The Board reviewed reports of the financial position of the Investment Adviser. The Board considered the projected profitability of ALPS Holdings’ overall relationship with the Fund, which included fees payable to the Investment Adviser for advisory services. The Board noted that since the Fund was subject to a unitary fee arrangement with the Investment Adviser pursuant to the new Advisory Agreement, there were no other fees payable to other ALPS Holdings affiliates for non-advisory services, and concluded that the projected profitability of ALPS Holdings was reasonable in relation to the services to be provided and to the costs of providing services to the Fund.

The Board also considered any potential “fall-out” benefits that the Investment Adviser might receive because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits. The Board acknowledged the Investment Adviser’s well-established stand-alone management relationships independent of the Fund and the regulatory and entrepreneurial risks each assumed in connection with the management of the Fund.

Economies of Scale

The Board reviewed the Fund’s assets under management, and noted that because of the Fund’s unitary fee arrangement, consideration of economies of scale was not a relevant factor to the Fund.

Conclusion

Based on its evaluation, the Board unanimously concluded that the terms of the new Advisory Agreement were reasonable, fair and in the best interests of the Fund and its shareholders. The Board believed that the new Advisory Agreement would enable the Fund to continue to enjoy the high-quality investment management services it had received in the past from the Investment Adviser, at a fee rate identical to the present rate, which the Board deemed appropriate, reasonable and in the best interests of the Fund and its shareholders.

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Alerian MLP ETF	Trustees & Officers
November 30, 2011 (Unaudited)

Independent Trustees

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 71	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of Health ONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	21	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (17 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 35	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	21	Mr. Deems is a Trustee of Financial Investors Trust (17 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

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Annual | November 30, 2011

Alerian MLP ETF	Trustees & Officers
November 30, 2011 (Unaudited)

Independent Trustees (continued)

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 59	Trustee	Since March 2008	President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for-profit organization), 2004 – present.	7	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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Alerian MLP ETF	Trustees & Officers
November 30, 2011 (Unaudited)

Interested Trustee***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 45	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	12	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)
*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

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Annual | November 30, 2011

Alerian MLP ETF	Trustees & Officers
November 30, 2011 (Unaudited)

Officers

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 35	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund.

Kimberly R. Storms, age 39	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 59	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 47	Secretary	Since December 2008

Ms.Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. She served as Secretary,Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel,INVESCO Funds from September 1991 to December 2003. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund.

Monette R. Nickels, age 40	Tax Officer	Since December 2009

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Financial Investors Variable Insurance Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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This report has been prepared for Alerian MLP ETF shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the Alerian MLP ETF.

ALR000188 07/31/12

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b) Not applicable.

(c) During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal year ended November 30, 2011 and December 31, 2010, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $149,100 and $124,000, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2011 and December 31, 2010, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $4,000 and $6,000, respectively.

(c)

Tax Fees: For the Registrant’s fiscal year ended November 30, 2011 and December 31, 2010, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $36,480 and $35,420, respectively. The fiscal year 2011 and 2010 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)

All Other Fees: For the Registrant’s fiscal year ended November 30, 2011 and December 31, 2010, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $1,500, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2011 and December 31, 2010 of the Registrant were $199,480 and $231,920, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $36,480 and $36, 920 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $163,000 and $195,000, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on March 6, 2009.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	February 6, 2012

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	February 6, 2012